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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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American Italian Pasta Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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American Italian Pasta Company
4100 North Mulberry, Suite 200
Kansas City, MO 64116

January 22, 2010

Dear Stockholder:

        The American Italian Pasta Company 2010 Annual Meeting of Stockholders will be held on February 25, 2010, at 10:00 a.m., CST, at the offices of Husch Blackwell Sanders LLP, which is located at 4801 Main Street, Suite 1000, Kansas City, Missouri 64112. We look forward to your attendance either in person or by proxy. The Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card from our Board of Directors are enclosed. We have also enclosed our 2009 Annual Report on Form 10-K.

        Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

        As an American Italian Pasta Company stockholder, your vote is important. Each share of Class A Convertible Common Stock that you own represents one vote. If you do not vote your shares, you will not have a say in the issues to be voted on at the Annual Meeting. I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        If you have any questions about voting your shares or the matters to be considered at the Annual Meeting, please contact Robert W. Schuller, Secretary, at 816-584-5636.

Sincerely yours,

William R. Patterson
 Chairman of the Board
American Italian Pasta Company

AMERICAN ITALIAN PASTA COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 25, 2010

Dear Stockholder:

        The 2010 Annual Meeting of Stockholders for American Italian Pasta Company will be held on February 25, 2010 at 10:00 a.m., CST, at the offices of Husch Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri 64112.

        At the meeting, we will:

  1.
  Elect three directors;

  2.
  Vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm (the "Auditors") for the 2010 fiscal year; and

  3.
  Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        We have attached a Proxy Statement to this notice that more fully describes each of these items of business.

        Your Board of Directors has chosen January 7, 2010 as the date used to determine the stockholders who will be able to attend and vote at the Annual Meeting. If you owned Class A Convertible Common Stock in the Company at the close of business on that date, you are cordially invited to attend the Annual Meeting. Seating at the meeting will be limited to stockholders, proxy holders, and invited guests of the Company. If you are a stockholder of record in your own name, please bring photo identification to the Annual Meeting. If you hold shares through a bank, broker or other third party, please bring photo identification and a current brokerage statement. Cameras, recording equipment and other electronic devices will not be permitted at the meeting.

        The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 4100 North Mulberry Drive, Suite 200, Kansas City, Missouri 64116, by contacting the Corporate Secretary of the Company.

        Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Stockholders' Meeting. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice and Proxy Statement and our 2009 Annual Report on Form 10-K may be accessed at www.proxyvote.com. You will need the control number from your proxy card to view the materials.

By Order of the Board of Directors

Robert W. Schuller, Secretary Kansas City, Missouri

January 22, 2010

AMERICAN ITALIAN PASTA COMPANY

PROXY STATEMENT

AMERICAN ITALIAN PASTA COMPANY

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why did you send this Proxy Statement to me?

        The Board of Directors of American Italian Pasta Company (sometimes referred to herein as "AIPC," "we," "us," "our," or the "Company") is soliciting the enclosed proxy to be used at the Annual Meeting of Stockholders on February 25, 2010 at 10:00 a.m., CST, and at any adjournment or postponement of that meeting. The meeting will be held at the offices of Husch Blackwell Sanders LLP, which is located at 4801 Main Street, Suite 1000, Kansas City, Missouri 64112.

        The purpose of the meeting is to:

  •
  Elect three directors;

  •
  Ratify the selection of Grant Thornton LLP as our Auditors for the 2010 fiscal year; and

  •
  Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        We mailed this Proxy Statement and the accompanying proxy card on or about January 22, 2010 to all holders of American Italian Pasta Company Class A Convertible Common Stock, par value of $.001 per share ("Common Stock") entitled to vote at the Annual Meeting.

How many votes do I have?

        If we had your name on record as owning stock in American Italian Pasta Company at the close of business on January 7, 2010, then you are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of Common Stock you owned as of that date. At the close of business on the record date, 21,129,627 shares of Common Stock were outstanding and eligible to vote.

How do I vote by proxy?

        Whether you plan to attend the Annual Meeting or not, we encourage you to complete, sign, date, and return the enclosed proxy card. We have enclosed a postage-prepaid envelope for your convenience. You may also submit your proxy by telephone or over the Internet as indicated on the proxy card instructions. Submitting your proxy by returning the enclosed proxy card, or by telephone or over the Internet, will not affect your right to attend the Annual Meeting and vote in person. If you vote by phone or over the Internet, please have your proxy card available. The control number appearing on your card is necessary to process your vote.

How do participants in the Company's 401(k) Plan vote?

        Participants in the American Italian Pasta Company Retirement Savings Plan (the "401(k) Plan") are provided the proxy card, accompanying this Proxy Statement, to instruct the trustee of the 401(k) Plan how to vote the shares of Common Stock held on behalf of such participant. The 401(k) Plan trustee is required under the trust agreement to vote the shares in accordance with the instructions indicated on the proxy card. If the proxy card is not returned, the trustee is required under the applicable trust agreement to vote such shares in the manner directed by a committee designated under the 401(k) Plan. The proxy card should be returned as directed on the proxy card, AND SHOULD NOT BE RETURNED TO AIPC. Your proxy must be received no later than 11:59 p.m. Eastern Time, on February 23, 2010.

How do I attend the Annual Meeting in person?

        Seating at the Annual Meeting will be strictly limited to Company stockholders or their proxyholders and our invited guests. If you are a holder of record in your own name, please bring photo identification to the Annual Meeting. If you hold shares through a bank, broker or other third party, please bring photo identification and a current brokerage statement. Cameras, recording equipment and other electronic devices will not be permitted at the meeting. The Annual Meeting will begin promptly at 10:00 a.m., CST, so please plan to arrive sufficiently early to make certain that you are admitted before the meeting begins.

May I revoke my proxy?

        You may change your vote or revoke your proxy any time before the Annual Meeting by:

  •
  Returning another proxy card with a later date;

  •
  Sending written notification of revocation to the Corporate Secretary at our principal executive offices at 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116;

  •
  Submitting a later proxy by telephone or over the Internet; or

  •
  Attending the Annual Meeting and voting in person.

Who pays for the solicitation of proxies and how are they solicited?

        American Italian Pasta Company pays the entire cost of the solicitation of these proxies. This includes preparation, assembly, printing, and mailing of this Proxy Statement and any other information we send to stockholders. The Company has not hired an outside solicitation firm. Proxies may be solicited by telephone or other means by officers or directors of the Company, who will receive no additional compensation for such solicitation.

Can I vote if my shares are held in "street name"?

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, may vote such shares either as directed by you or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain proposals, including the election of directors, are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items and therefore will not vote on those matters. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes, if any, will have no effect on Proposals 1 or 2, listed below.

What constitutes a quorum?

        In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the meeting. For purposes of the 2010 Annual Meeting, the holders of 10,564,814 shares will be required for a quorum. Shares of Common Stock represented at the meeting in person or by proxy (including broker non-votes and shares that abstain or are present or represented but do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

  •
  Proposal 1: Elect Three Directors

    A plurality of the votes cast is required for the election of directors. This means that the three nominees for election to the Board who receive the greatest number of votes cast in their favor will be elected. Abstentions, broker non-votes or "withheld" votes will have no effect on the election of directors.

  •
  Proposal 2: Ratify Selection of Auditors for the 2010 Fiscal Year

    This proposal will be approved if the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes, if any, are not counted as votes "for" or "against" this proposal, and, therefore, have no effect on this proposal.

How will my proxy get voted?

        If you properly fill in and return the enclosed proxy card, or submit your proxy by telephone or over the Internet, the designated Proxies (the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the designated Proxies will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the election of the three nominees for director named in Proposal 1; and

  •
  "FOR" ratification of Grant Thornton LLP as our Auditors for the 2010 fiscal year as set forth in Proposal 2.

How will voting on "any other business" be conducted?

        Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any additional business is presented at the Annual Meeting, your signed or electronically transmitted proxy card gives authority to the designated Proxies to vote on such matters in their discretion.

How do I submit a proposal for next year's Annual Meeting or a nomination for the Board of Directors?

Proposal of Stockholders for the 2011 Annual Meeting

        Any stockholder who intends to present a proposal at the annual meeting in the year 2011 must deliver the proposal to the Corporate Secretary at AIPC's executive offices:

  •
  Not later than September 25, 2010, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

  •
  Not earlier than November 27, 2010, and not later than December 27, 2010, if the proposal is submitted pursuant to the Company's Bylaws, in which case the Company is not required to include the proposal in its proxy materials under Rule 14a-8.

        Any stockholder who wishes to introduce a proposal should consult the Company's Bylaws and applicable proxy rules of the Securities and Exchange Commission ("SEC"). A copy of the Company's Bylaws is available upon request to the Corporate Secretary.

Stockholder Nominees for Director Election at the 2011 Annual Meeting

        Any stockholder who intends to nominate a person for election as a director at the annual meeting in the year 2011 must deliver a notice of such nomination (along with certain other information required by the Company's Certificate of Incorporation and Bylaws) to the Corporate Secretary at AIPC's executive offices, not earlier than November 27, 2010, and not later than December 27, 2010.

        We will not entertain any proposals or nominations that do not meet all applicable requirements. If the stockholder does not also comply with certain SEC requirements, we may exercise discretionary voting authority under proxies we solicit on any such stockholder proposal or nomination.

 PROPOSAL 1

ELECTION OF THREE DIRECTORS

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH
COMPANY NOMINEE.

        Your proxy card will be used to vote for the election of the nominees named below unless you withhold the authority to do so when you send in your proxy. If any nominee becomes unavailable for election, we will use your shares to vote for a substitute nominee that we would propose. Each person nominated for election has consented to being named in this Proxy Statement and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. We have included additional information concerning our nominees and our continuing directors below.

Nominees for Director

Name	Age(1)	For a Term to Expire at Annual Meeting In	Committee Memberships	Current Position
David W. Allen	49	2013	Compensation, Enterprise Risk Management	Director
Cathleen S. Curless	55	2013	Nominating and Governance, Enterprise Risk Management	Director
Tim M. Pollak	63	2013	Nominating and Governance	Director

(1)
As of December 31, 2009

Continuing Directors

Name	Age(1)	Term to Expire at Annual Meeting In	Committee Memberships	Current Position
Jonathan E. Baum	49	2012	Compensation	Director
Robert J. Druten	62	2011	Audit and Compensation	Director
James A. Heeter	61	2011	Audit, Nominating and Governance	Director
John P. Kelly	57	2012	—	Chief Executive Officer, President and Director
Ronald C. Kesselman	66	2011	Enterprise Risk Management	Director
William R. Patterson	68	2012	Audit, Enterprise Risk Management	Director and Chairman of the Board

(1)
As of December 31, 2009

Board Structure

        The Board is divided into three classes, with the members of each class serving three-year terms of office. This results in one class standing for election at each annual meeting of stockholders. The stockholders will be electing three directors for a term expiring at the 2013 Annual Meeting, or until their successors are elected and qualified.

        Mark Demetree is currently a director of the Company. He is not standing for re-election and his term will expire at the Annual Meeting. The Board of Directors has reduced the total number of directors from ten to nine, effective at the Annual Meeting and the directorship held by Mr. Demetree will cease to exist. In accordance with our Bylaws, in order to keep the membership of each class as nearly equal in number as possible, Ms. Curless has been moved from the class of directors to be elected at the 2012 Annual Meeting to the class up for election at this Annual Meeting.

        Each nominee has been recommended by the Nominating and Governance Committee and has been nominated by the Board for election as a director. All of the nominees are presently directors. If any nominee should become unable or unwilling to serve, the persons named as proxies intend to vote for one or more substitute nominees chosen by them in their sole discretion. Except with respect to the stockholder nomination notice requirements, our Certificate of Incorporation and Bylaws do not have any eligibility requirements for directors.

        As explained above, directors are elected by the affirmative vote of the plurality of the shares of Common Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming the presence of a quorum.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

Nominees for Director to Serve Until the Annual Meeting of Stockholders in 2013

        DAVID W. ALLEN has served as a Director since 2006. Mr. Allen was appointed Senior Vice President, Supply Chain Operations of Del Monte Foods Co., in June 2006, having served as a consultant to Del Monte beginning in November 2005. Prior to that, Mr. Allen was Chief Operating Officer of U.S. Foodservice, a division of Royal Ahold, from 2004 to 2005 and Chief Executive Officer of WorldChain, Inc., a supply chain services company, from 2001 to 2004. He served as Vice President, Worldwide Operations of Dell Inc. from 1999 to 2000. From 1991 to 1999, Mr. Allen held a variety of positions at Frito-Lay North America, a division of PepsiCo Inc., including as its Senior Vice President, Operations. Mr. Allen has more than 17 years of senior management experience in food manufacturing, distribution, and sales roles with companies leading the branded, private label and food service categories.

        CATHLEEN S. CURLESS has served as a Director since May, 2009. Ms. Curless served as Chief Information Officer of Payless Shoesource Worldwide, an international foot wear retailer from 2001 to 2007. Prior to 2001, she held a number of management positions within Payless. Ms. Curless was with Arthur Anderson, Management Information Consulting Division from 1978 to 1987, including employment as a senior consultant for the firm. From 2007 to present, Ms. Curless has been engaged in a private consulting business and is on the faculty at the University of Kansas School of Business where she teaches strategic management. Ms. Curless has more than 30 years experience in information technology and related applications management and strategic consulting for retail and manufacturing businesses.

        TIM M. POLLAK has served as a Director since 2001. Mr. Pollak has been President of Sagaponack Associates, Inc., a private consulting firm specializing in branding and marketing, since 1998. Since 2007, Mr. Pollak has been a partner of Vertical Knowledge LLC. Also, since 2006, Mr. Pollak has been a partner of Reason, Inc., a marketing services and consulting company. From 1978 to 1998, Mr. Pollak held various senior positions at Young & Rubicam, Inc., a global advertising company, including CEO of New York and Asia-Pacific divisions and Vice Chairman, Worldwide Director of Client Services and he was also a director. Mr. Pollak was also previously a director of the Meow Mix Company, a cat food company. Mr. Pollak has more than 40 years of experience in marketing and sales, including service to a number of Fortune 500 consumer packaged goods companies.

Continuing Director Serving Until the Annual Meeting of Stockholders in 2011

        ROBERT J. DRUTEN has served as a Director since 2007. Mr. Druten served as Executive Vice President and Chief Financial Officer of Hallmark Cards, Inc., from January 1995 until his retirement in 2006. Prior to his employment with Hallmark, Mr. Druten held executive positions with Pioneer Western Corporation a subsidiary of Kansas City Southern, and was employed as a certified public accountant. Mr. Druten serves on the Boards of Directors of Kansas City Southern Industries, Inc., a rail transportation company, Alliance Holdings, GP, L.P., a publicly traded limited partnership whose publicly traded subsidiary is engaged in the production and marketing of coal, and Entertainment Properties Trust, a real estate investment trust for entertainment related properties. Mr. Druten has over 40 years of financial management and accounting experience and serves on the audit committees of Kansas City Southern and Alliance Holdings.

        JAMES A. HEETER has served as a Director since 2000. Mr. Heeter, an attorney, has been the Managing Partner of the Kansas City, Missouri office of the law firm of Sonnenschein Nath & Rosenthal, a limited liability partnership with officers in the U.S. and Europe, for over five years. Mr. Heeter serves on the firm-wide Executive Committee. He has more than thirty years of legal experience, advising publicly held companies on securities, governance, and merger and acquisition issues. In addition, Mr. Heeter serves on a number of not-for-profit and civic organization boards of directors focused on community service and good corporate citizenship.

        RONALD C. KESSELMAN has served as a Director since 2006. Mr. Kesselman has a 40-year career in senior executive and management positions with consumer products and food processing companies, including past service as a Chairman and Chief Executive Officer of Elmer Products, Inc. Mr. Kesselman currently serves on the Board of Directors of Imperial Sugar Company, a publicly traded sugar manufacturing and marketing company, and Inventure Group, Inc., a manufacturer and marketer of snack foods and related food products. Mr. Kesselman also serves on the Board of Directors of Homax Products, Inc., a privately held company and supplier of home improvement products.

Continuing Director Serving Until the Annual Meeting of Stockholders in 2012

        JONATHAN E. BAUM has served as a Director since 1994. Mr. Baum has been the Chairman and Chief Executive Officer of George K. Baum & Company, an investment banking firm, since 1994. Mr. Baum is also a director of George K. Baum Merchant Banc, L.L.C., a merchant banking firm, and Prairie Capital Management, Inc., a wealth management firm, both of which are affiliated with George K. Baum & Company. Recently he has become a trustee and member of the finance and investment committee at Midwest Research Institute and a board member and audit committee chair of the Greater Kansas City Community Foundation. Mr. Baum has more than 25 years of business and finance experience, with a focus on mergers, acquisitions, and financing.

        JOHN P. KELLY joined the Company on November 6, 2007 as Chief Operating Officer and was named Chief Executive Officer and President and elected as a director in January, 2008. Mr. Kelly has over 30 years of experience in consumer packaged goods, including employment with Oscar Mayer Foods Corporation, Kraft Foods, Inc., Haagen-Dazs Company and Fiorucci Foods. From June 2002 to May 2007, Mr. Kelly was President of VDW Acquisition Ltd. d/b/a San Antonio Farms, a maker and marketer of Mexican sauces. From May 2007 to his appointment by the Company, Mr. Kelly was Senior Vice President of Bay Valley Foods, LLC, an operating division of Treehouse Foods, which acquired San Antonio Farms.

        WILLIAM R. PATTERSON has served as a Director since 1997. He was named non-executive Chairman of the Board in October, 2005. Mr. Patterson is a founder and manager of Stonecreek Management, LLC, a private investment firm since August 1998. Prior to that, he served as Vice President of PSF Holdings, L.L.C., and the Executive Vice President, Chief Financial Officer and Treasurer of its wholly-owned subsidiary, Premium Standard Farms, Inc. ("PSF, Inc."), a fully-integrated pork producer and processor from October 1996 to August 1998. From January to October 1996, Mr. Patterson was a principal of Patterson Consulting, LLC, a financial consulting firm, and as a consultant was acting chief financial officer for PSF, Inc. From 1976 through 1995, Mr. Patterson was a partner in Arthur Andersen LLP. Mr. Patterson is also a director of Paul Mueller Company, a manufacturer of stainless steel vessels and processing systems.

Corporate Governance

  Board of Directors

        The Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. The Board is kept informed by various reports provided to it on a regular basis, including reports made at Board and Committee meetings by our management. The Board has four standing Committees, the principal responsibilities of which are described below.

        A director is independent if, in the opinion of the Board, he or she has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and otherwise satisfies the independence requirements of the applicable NASDAQ listing standards and SEC rules. The Board of Directors has reviewed the independence of its current directors and nominees and found that, except for Mr. Kelly, due to his position as CEO, each of them is independent.

        In determining independence, the Board of Directors discusses relevant business relationships between the Company and any companies with which the director is affiliated, any social or charitable organizations that the Company, executives or directors may have relationships with and any other material business relationships. There were no relationships that required any disclosure in this Proxy Statement or that the Board determined had an impact on the independence of any of the directors.

        During 2009, the Board of Directors held 12 meetings. During 2009, each of the three directors nominated herein and all continuing directors attended at least 75% of the aggregate of the total number of Board meetings and meetings of the committees on which he or she serves.

        We publish in this Proxy Statement and our SEC filings the names of our directors, any of whom may be contacted in writing in care of the Company at our principal executive offices. Written communication addressed to the Board in general is reviewed by the Chairman for appropriate handling. Written communication addressed to an individual Board member is forwarded to that person directly.

        The Company expects its Board members to attend the Annual Meeting of Stockholders and schedules Board and Committee meetings to coincide with the stockholder meeting to facilitate members' attendance. All of the then current directors attended the 2009 Annual Meeting of Stockholders.

  Audit Committee

        The Audit Committee, acting pursuant to its written charter, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. It engages the Company's independent registered public accounting firm, reviews and approves services performed by such accountants, reviews and evaluates the Company's accounting system and its system of internal controls, and performs other related duties delegated to the Audit Committee by the Board of Directors as set forth in its charter. The Audit Committee Charter is attached as Appendix A and is available on our website at www.aipc.com under the Investors section and Corporate Governance tab. The Audit Committee reviews its charter annually, and it was last revised in December 2008.

        The Audit Committee consists of the following directors, each of whom the Board has determined is independent under the applicable rules and regulations: Mr. Druten (Chair), Mr. Heeter and Mr. Patterson. The Board of Directors has determined that Mr. Druten and Mr. Patterson are each an "audit committee financial expert" as defined in Item 407(d)(5) of SEC Regulation S-K. During 2009, the Audit Committee met six times.

  Compensation Committee

        The Compensation Committee, acting pursuant to its written charter, is responsible for setting executive compensation levels, bonus plan participation and target levels and executive and overall compensation policies. It also reviews and approves the various executive benefit plans and makes awards under the Company's equity plans and performs such other duties delegated to it by the Board of Directors as set forth in its charter. Compensation for members of the Board of Directors is reviewed by the Compensation Committee and determined by the full Board. Mr. Kelly does not receive any compensation as a board member. The Compensation Committee charter is attached as Appendix B and is available on our website at www.aipc.com under the Investors section and Corporate Governance tab.

        The Compensation Committee may delegate executive compensation decisions to subcommittees except for awards of equity compensation. See Compensation Discussion and Analysis for additional discussion on the process and procedures of the Compensation Committee.

        The Compensation Committee has retained the Hay Group ("Hay") as compensation consultants to the Committee. The Compensation Committee requests Hay to provide it with certain information related to the Company's compensation practices and peer group comparisons. During its review of executive officer compensation, the Committee considers the information it receives from Hay together with management recommendations. The Committee determines the scope of the engagement of Hay, and approves any compensation paid to Hay. Members of management interact with Hay as necessary to provide them with information concerning the Company. See Compensation Discussion and Analysis for additional discussion of Hay and their role with the Compensation Committee and Compensation Committee procedures.

        The Compensation Committee consists of the following directors, each of whom the Board has determined is independent under the applicable rules and regulations: Mr. Allen (Chair), Mr. Baum, Mr. Demetree and Mr. Druten. During 2009, the Compensation Committee met seven times.

  Nominating and Governance Committee

        The Nominating and Governance Committee, acting pursuant to its written charter, reviews corporate and board governance matters and evaluates and recommends candidates for nomination to the Board of Directors and periodically reviews the structure and composition of the Board's committees. The Nominating and Governance Committee is responsible for reviewing any stockholder proposals to nominate Board candidates. The Nominating and Governance Committee also performs an annual assessment of the Board's and Board committees' performance.

        The Nominating and Governance Committee consists of the following directors, each of whom the Board has determined is independent under the applicable rules and regulations: Ms. Curless, Mr. Heeter (Chair) and Mr. Pollak. The Nominating and Governance Charter is attached as Appendix C and is available on our website at www.aipc.com under the Investors section and Corporate Governance tab. During 2009, the Nominating and Governance Committee met four times.

        Annually, the Nominating and Governance Committee follows a process designed to consider the re-election of existing directors and seek individuals qualified to become new board members for recommendation to the Board to fill any vacancies. The Nominating and Governance Committee believes that having directors with relevant experience in business and industry, finance and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Nominating and Governance Committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively.

        With respect to nominating existing directors, the Nominating and Governance Committee reviews relevant information available to it, including the latest Board and Committee evaluations, and assesses their continued ability and willingness to serve as a director. The Nominating and Governance Committee also assesses each person's contribution in light of the mix of skills and experience the Nominating and Governance Committee deems appropriate for the Board.

        With respect to considering nominations of new directors when the opportunity arises, the Nominating and Governance Committee will conduct a thorough search to identify candidates based upon criteria the Nominating and Governance Committee deems appropriate and consider the mix of skills and experience necessary to complement existing Board members. The Nominating and Governance Committee will also use, where appropriate, an outside recruiting and search firm. The Nominating and Governance Committee will then review selected candidates and make a recommendation to the Board. The Nominating and Governance Committee may seek input from other Board members or senior management in identifying candidates.

        Stockholders may submit persons to be considered for nomination, and the Nominating and Governance Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. Nominations or requests for nominations must be submitted to the Nominating and Governance Committee in the same time frame and with the same information as required by our Bylaws for a nomination by a stockholder at an annual meeting. See "How do I submit a proposal for next year's Annual Meeting or a nomination for the Board of Directors?" in the Questions and Answers About the Meeting and Voting section above for an additional discussion of the Bylaw provisions.

  Enterprise Risk Management Committee

        The Enterprise Risk Management Committee, acting pursuant to its Charter, is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities to stockholders, potential stockholders and other stakeholders in matters of general risk management for the Company. The Enterprise Risk Management Committee periodically meets with senior management for the purpose of assessing and evaluating major strategic, operational, regulatory, information management, and external risk in the Company's business. That review includes an assessment of policies, procedures and internal controls for risks that are not subject of review by the other standing committees of the Board of Directors. The Enterprise Risk Management Committee Charter is attached as Appendix D and is available on our website at www.aipc.com under the Investors section and Corporate Governance tab.

        The Enterprise Risk Management Committee consists of the following directors, each of whom the Board has determined is independent under the applicable rules and regulations: Mr. Allen, Ms. Curless, Mr. Kesselman (Chair) and Mr. Patterson. The Enterprise Risk Management Committee was formed in the 4th quarter of fiscal 2009, and met two times.

  Corporate Governance Principles

        The Nominating and Governance Committee has developed, and the Board has adopted, certain governance principles designed to formalize several existing practices and enhance governance efficiency and effectiveness. Among other things, these principles:

  •
  require the Chairman be separate from the CEO and, therefore, be selected from non-employee directors;

  •
  prohibit director nomination for election after the age of 72;

  •
  direct periodic Board self-evaluation through the Nominating and Governance Committee;

  •
  authorize separate meeting time for independent directors at all regularly scheduled Board meetings;

  •
  authorize the Board and all committees to hire their own advisors; and

  •
  require directors who change job responsibilities to offer to resign from the Board.

        Our Corporate Governance principles are available on our website at www.aipc.com under the Investors section and Corporate Governance tab.

  Code of Conduct

        Our Board of Directors has adopted a Code of Conduct (the "Code") applicable to all directors, officers and employees. The Code is posted on our website at www.aipc.com under the Investors section and Corporate Governance tab. We will satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, any provision of the Code with respect to our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions by disclosing the nature of such amendment or waiver on our website at www.aipc.com or in a report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2009, none of our executive officers served on the board of directors of any entity whose directors or officers served on our Compensation Committee. No current or past officers or employees of the Company serve on our Compensation Committee. The following directors served as members of the Compensation Committee during 2009: Mr. Allen, Mr. Baum, Mr. Demetree, Mr. Druten and Mr. Kesselman. Mr. Kesselman left the Compensation Committee and Mr. Druten joined in August 2009.

Director Compensation

        Our Board is currently comprised of nine independent directors and Mr. Kelly. For fiscal 2009, all non-employee directors were paid an annual retainer of $85,000, of which $55,000 was paid in Common Stock and $30,000 was paid in cash. In addition to the above compensation, the Chairman of the Board was paid an additional cash retainer of $30,000. Compensation for meetings was paid to non-employee directors as follows:

  •
  Board Meetings

  •
  For each Board meeting, beginning in December 2008, we paid $1,500 to each director attending. Prior to December 2008, we paid $1,750 for in-person meetings and $350 for telephonic meetings.

  •
  Audit Committee

  •
  The Chairman was paid an annual cash retainer of $8,000. Other audit committee members received $1,000 for each meeting attended.

  •
  Compensation, Nominating and Governance and Enterprise Risk Management Committees

  •
  The chairman of each committee is paid a $5,000 annual cash retainer.

  •
  Beginning in December 2008, we paid $1,000 to each director attending each committee meeting. Prior to December 2008, we paid $1,000 for in-person meetings and $350 for telephonic meetings.

  •
  Compensation for any other committees is approved when such committee is formed.

        We have adopted a policy regarding minimum stock ownership by members of the Board. The policy generally requires that each director own shares with a market value at least equal to 2 1/2 times the annual cash retainer payment for all non-employee directors discussed above. New directors are not required to purchase stock but may accumulate their annual retainer until they meet the ownership requirement. During the fiscal year 2009, all directors were in compliance with this policy.

2009 Director Compensation Table

        The following table sets forth the compensation paid to our non-employee directors in 2009.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
David W. Allen	$54,540	$43,333	$97,283
Jonathan E. Baum	69,450	43,333	112,783
Cathleen S. Curless	23,500	22,922	46,422
Mark C. Demetree	50,950	43,333	94,283
Robert J. Druten	68,100	43,333	111,433
James A. Heeter	64,600	43,333	107,933
Ronald C. Kesselman	60,450	43,333	103,783
Terrance C. O'Brien(2)	1,850	6,667	8,517
William R. Patterson	90,100	43,333	133,433
Tim M. Pollak	51,100	43,333	94,433

(1)
The amounts in this column represent stock grants under our 2000 Plan. All stock is fully vested upon grant. This column reflects the dollar amount recognized for financial reporting purposes for the fiscal year ended October 2, 2009, in accordance with Accounting Standards Codification 718, "Stock Compensation" ("ASC 718"). Assumptions used in the calculations of these amounts are included in Note 14 to our audited financial statements for the fiscal year ended October 2, 2009 included in the Annual Report on Form 10-K.

(2)
Mr. O'Brien did not continue as a director after the 2009 Annual Meeting.

        The table below sets forth the grant date fair value of stock awards in 2009 and the number of shares.

Name	2009 Awards Grant Date Fair Value	2009 Shares of Stock Granted
David W. Allen	$55,000	1,720
Jonathan E. Baum	55,000	1,720
Cathleen S. Curless	22,922	717
Mark C. Demetree	55,000	1,720
Robert J. Druten	55,000	1,720
James A. Heeter	55,000	1,720
Ronald C. Kesselman	55,000	1,720
William R. Patterson	55,000	1,720
Tim M. Pollak	55,000	1,720

Certain Information Concerning Executive Officers

        Information regarding the executive officers of the Company is as follows:

Name	Age(1)	Position
John P. Kelly(2)	57	President and Chief Executive Officer
Walter N. George	53	Executive Vice President and Chief Operating Officer
Paul R. Geist	46	Executive Vice President and Chief Financial Officer
Robert W. Schuller	48	Executive Vice President and General Counsel

(1)
As of December 31, 2009.

(2)
Information about Mr. Kelly is set forth above.

        WALTER N. GEORGE joined the Company on January 16, 2001 as Senior Vice President—Supply Chain and Logistics. He was promoted to Executive Vice President—Operations and Supply Chain in February 2003. In December 2008, he was promoted to Chief Operating Officer. Prior to joining us, Mr. George was Vice President of Supply Chain for Hill's Pet Nutrition, Inc., a pet food producer and subsidiary of Colgate-Palmolive Company, from February 1989 to January 2001. Previously, Mr. George held plant management and operations positions with Frito-Lay, Inc.

        PAUL R. GEIST joined the Company as Vice President and Corporate Controller on October 18, 2004. He was named principal accounting officer on August 14, 2006, and serves as principal financial officer. In January 2008, he was named Executive Vice President and Chief Financial Officer. Prior to joining us, Mr. Geist was the Vice President/Controller for Potbelly Sandwich Works, a privately-owned restaurant company, from March 2004 to September 2004 and was an independent financial consultant from January 2003 to February 2004. Mr. Geist was employed by Westar Energy, Inc, an electric utility, from November 1999 to January 2003, serving in several positions, including as Senior Vice President and Chief Financial Officer from October 2001 to January 2003. Previously, Mr. Geist held executive accounting and finance positions with Panera Bread Company and Houlihan's Restaurant Group, Inc.

        ROBERT W. SCHULLER was named Executive Vice President and General Counsel on June 5, 2006. Mr. Schuller has 20 years of legal experience, both in corporations and in private practice. Mr. Schuller was General Counsel at VT, Inc. from September 2004 to May 2006, a privately held company with affiliated automobile dealerships and related insurance and real estate holdings. From May 2002 to December 2003, Mr. Schuller was General Counsel and Corporate Secretary of Farmland Industries, Inc. ("Farmland"), which at the time was one of the largest agricultural cooperatives in the nation with operations throughout the U.S. and overseas and which filed a petition under the Federal bankruptcy laws in May 2002. Previously, Mr. Schuller held a number of in-house legal positions with Farmland from 1994 to 2002.

STOCK OWNERSHIP OF MAJOR STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of our common stock as of the dates set forth in the footnotes below by each person owning beneficially more than five percent of the outstanding shares of Common Stock, based on information publicly available to the Company as of January 7, 2010. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. The percentage ownership is based on the number of shares outstanding as of January 7, 2010. Except as otherwise noted, the holders have sole voting and dispositive power.

	Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent
PrimeCap Management Company(1) 225 So. Lake Avenue #400 Pasadena, CA 91101	1,889,716	8.9%
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	1,750,000	8.3%
Glusken Sheff & Associates, Inc.(3) 181 Bay Street, Suite 4600 Toronto, Ontario, Canada M5J 2T3	1,598,760	7.6%
Dimensional Fund Advisors, LP(4) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,196,566	5.7%

(1)
Based on an amended Schedule 13G dated February 5, 2009.

(2)
Based on an amended Schedule 13G, dated May 8, 2009. Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC, and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 1,750,000 common shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson 3d, and FMR LLC, through its control of Fidelity and the funds, each has sole power to dispose of the 1,750,000 shares. Members of the Edward C. Johnson 3d family are the predominant owners of Series B voting common shares of FMR LLC, representing approximately 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting Common Stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the United States Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(3)
Based on a Schedule 13G dated February 10, 2009.

(4)
Based on an amended Schedule 13G dated February 9, 2009. The Schedule 13G indicates that Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

STOCK OWNERSHIP OF OFFICERS AND DIRECTORS

        The following table sets forth information regarding beneficial ownership of our common stock as of January 7, 2010, by: (i) each director; (ii) the named executive officers; and (iii) all directors and executive officers as a group.

	Class A Common Stock Beneficially Owned
Name Of Beneficial Owner	Number of Shares(1)	Percent
David W. Allen	7,558	*
Jonathan E. Baum(2)	22,793	*
Cathleen S. Curless	1,217	*
Mark C. Demetree	16,098	*
Robert J. Druten	5,680	*
Paul R. Geist(3)	81,696	*
Walter N. George(3)(4)	282,108	1.3
James A. Heeter(5)	13,343	*
John P. Kelly(3)	220,891	1.1
Ronald C. Kesselman	7,558	*
William R. Patterson	20,642	*
Tim M. Pollak	15,279	*
Robert W. Schuller(3)	70,669	*
All directors and executive officers as a group (13 persons)(3)	765,532	3.6

*
Less than 1% of the outstanding Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission, but generally refers to either the sole or shared power to vote or dispose of the shares. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated in a footnote to this table, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Includes 15,012 shares held by George K. Baum Holdings, Inc. and 1,172 shares held by Grandchild, L.P. (as to which Mr. Baum disclaimed beneficial ownership). As an officer and/or equity owner of the entities holding such shares, Mr. Baum may share voting power with respect to such shares. Mr. Baum also may be deemed to own beneficially 200 shares held by his wife, Sarah Baum, and 1,600 shares held by his wife as custodian for their minor children.

(3)
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or stock appreciation rights held by that person that are currently exercisable or will become exercisable within 60 days of January 7, 2010, are deemed beneficially owned by that person. Options or stock appreciation rights to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days of January 7, 2010 to purchase shares of Common Stock are as follows: Mr. Kelly (51,261 shares), Mr. George (199,639 shares), Mr. Geist (56,748 shares) and Mr. Schuller (33,762 shares) and all executive officers and directors as a group (341,410 shares). Stock appreciation rights are counted based on the shares that would be issued upon exercise assuming a fair market value of the shares of $27.57, the closing price of the shares on October 2, 2009. This number also includes shares of restricted stock held by Mr. Kelly, Mr. George, Mr. Geist and Mr. Schuller which are subject to time vesting.

(4)
Includes 31,494 shares held by the Walter N. George III Trust, u/t/a dated May 24, 2000, of which Mr. George is the beneficial owner.

(5)
Includes 7,954 shares held by Mr. Heeter, that are subject to an agreement between Mr. Heeter and Sonnenschein Nath & Rosenthal , LLP ("Sonnenschein"). Mr. Heeter is a general partner of Sonnenschein and has agreed that all economic benefit of the stock go to Sonnenschein and Mr. Heeter at no time has voting rights or the power to dispose of the stock. Mr. Heeter is not a controlling partner of Sonnenschein and does not have or share investment control over the stock. Therefore, Mr. Heeter disclaims beneficial ownership of the 7,954 shares. Mr. Heeter also may be deemed to own beneficially 4,344 shares held by Sonberk Profit Sharing Plan (c/o Sonnenschein Nath & Rosenthal) IDA FBO James A. Heeter, 745 shares held by his wife, Judith S. Heeter, and 300 shares held by his wife as custodian for their minor children. Mr. Heeter disclaims beneficial ownership of such shares held by or for the benefit of his wife and children.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and persons who own more than 10 percent of our Common Stock to file reports of their ownership of such stock, and the changes therein, with the SEC and to furnish us with a copy of such reports. Based upon a review of Forms 3 and 4 and amendments thereto furnished to us during the most recent fiscal year and any written representation from a person that no Form 5 is required to be filed with the SEC, all such reports due were filed in a timely manner during fiscal year 2009.

RELATED PARTY TRANSACTIONS

Related Party Transactions

        The Company had no reportable relationships or transactions in fiscal 2009.

Policies and Procedures Regarding Related Party Transactions

        The Board has adopted a written Policy and Procedure Governing Related Party Transactions (the "Related Party Policy"). The Related Party Policy requires the Nominating and Governance Committee to review each Related Party Transaction (defined below) and determine whether it will approve or ratify such transaction.

        For purposes of the Related Party Policy, a "Related Party Transaction" is any transaction, arrangement or relationships where the Company is a participant, the Related Party (defined below) had, has or will have a direct or indirect material interest and the aggregate amount involved is expected to exceed $25,000 in any calendar year. "Related Party" includes (a) any person who is or was (at any time during the last fiscal year) an executive officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of more than 5% of the Company's voting securities; (c) any immediate family member of a person described in provisions (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a partner or has a greater than 5% beneficial ownership interest. Certain specified transactions are deemed preapproved by the Nominating and Governance Committee.

        In determining whether a Related Party Transaction will be approved or ratified, the Nominating and Governance Committee may consider factors such as (a) the extent of the Related Party's interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not Related Parties; (d) the benefit to the Company; and (e) the aggregate value of the transaction.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The following discussion of executive compensation contains descriptions of various employee benefit plans and agreements. These descriptions are qualified in their entirety by reference to the full text or detailed descriptions of the plans and agreements which are filed as exhibits to our SEC filings.

Introduction

        This section presents an overview and perspective on executive compensation at the Company. We discuss our compensation philosophy and objectives and describe the structure and process for making executive compensation decisions. We also discuss the design of the major elements of our executive compensation programs and provide additional detail on the compensation of our "named executive officers" for 2009 as defined by SEC rules.

        The SEC has delineated certain reporting requirements for the five most highly compensated executive officers of a public company. We did not have five executive officers in 2009. Our named executive officers for 2009 as shown in the Summary Compensation Table are as follows:

Name	Title
John P. Kelly	President and Chief Executive Officer
Walter N. George	Executive Vice President and Chief Operating Officer
Paul R. Geist	Executive Vice President and Chief Financial Officer
Robert W. Schuller	Executive Vice President and General Counsel

American Italian Pasta Company Culture and Company-wide Compensation Philosophy

        We emphasize pay for performance throughout the Company and design our compensation programs at all levels with performance as our primary goal. The compensation design is not significantly different for our executives than it is for all team members—each position is paid competitively relative to the market for that type of role and level of responsibility. Here are a few examples of how reward programs work in our Company:

  •
  We are committed to building compensation programs that enhance stockholder value through results-driven performance and compensate our team members in a fair and equitable fashion. Annual bonuses for all salaried employees are based on the same Company performance metrics, with manufacturing employees having certain operations-based metrics. In addition to Company performance, individual performance is a factor in compensation outcomes. Our Governance Principles provide that our Chief Executive Officer's performance is reviewed by our Board of Directors, which review was conducted at the conclusion of fiscal 2009. The other named executive officers in 2009 were assigned performance ratings by the Chief Executive Officer, with these officers performance considered in determining base salary and annual cash incentive compensation arrangements.

  •
  The process we use for setting our executive base salaries each year mirrors the process used throughout the rest of the Company. Base salary ranges for each position are set to be competitive at the median of the selected comparator market. Based upon the individual's annual performance assessment and current salary level, base salary is determined using a merit increase matrix and other common salary administration guidelines.

  •
  Participation in our annual cash bonus plan is broad-based.

  •
  The Company contribution to our 401(k) plan is no different for executives than it is for all other team members who participate in the plan. We provide a service-based match as follows: For individuals with less than five years of Company service, a 50 cents-on-the-dollar match, up to 6% of compensation, for individuals with between five to ten years of service, a 50 cents-on-the-dollar match, up to 8% of compensation, for individuals with ten to 15 years of service, a 50 cents-on-the-dollar match, up to 10% of compensation, and for individuals with more than 15 years of service, a 50 cents-on-the-dollar match, up to 12% of compensation is provided. All amounts are subject to applicable IRS limits. We do not offer any type of special executive pension plan to our officers.

  •
  We do not provide Company-paid cars, country club memberships, or other similar perquisites to our executives, with the exception of certain spousal travel perquisites for Mr. Kelly as noted below.

  •
  We offer equity compensation as a long-term incentive for executives and certain other key managers.

  •
  We offer a Severance Plan designed to retain executives and other employees.

Philosophy and Objectives of Executive Compensation

        We operate in a challenging and dynamic sector of the consumer packaged food industry, where quality, price and service must be consistently delivered to our customers. In our business, success depends on a strong culture and an engaged workforce with superior collaborative skills. Our results are driven, in large part, by our ability to attract, retain and motivate outstanding leaders and team members.

        In keeping with our Company-wide philosophy, our executive compensation philosophy is designed to fulfill three primary objectives:

  •
  To attract, retain and motivate highly qualified senior executives, by providing competitive, well-designed programs.

  •
  To enhance the Company's near-term financial performance by basing annual cash incentives on objective, quantifiable performance measures that relate to the Company's value creation and profitability during the measured period.

  •
  To increase stockholder value by designing long-term incentives around stock ownership and aligning the interests of our executives and key managers with those of our stockholders, while placing a significant portion of our executives' compensation at risk.

        To achieve these objectives, we utilize a mix of compensation components, including base salary, annual cash incentives, long-term equity incentives, and benefits.

Structure and Process for Compensation Decisions

        The Compensation Committee of our Board has overall responsibility for evaluating and approving our executive officer compensation plans, policies and programs and making decisions regarding specific compensation to be paid or awarded to our executive officers. A copy of the Compensation

Committee Charter can be found on-line at www.aipc.com under the Investors section, Corporate Governance tab. The Compensation Committee is scheduled to meet as often as necessary to carry out its responsibilities. The Compensation Committee chair works with management to set the agenda for each meeting. As necessary, executive sessions are held at which only independent directors are present.

        In 2009, the Compensation Committee was made up of four independent directors who collectively offered extensive experience in general management and human resources. Members of the Compensation Committee for 2009 were Mr. Allen, Mr. Baum, Mr. Demetree, Mr. Druten and Mr. Kesselman. Mr. Kesselman left the Compensation Committee and Mr. Druten joined in August 2009.

        The Compensation Committee has the authority to independently engage and terminate outside consultants and to approve all related fees. In carrying out its duties and responsibilities for 2009, the Compensation Committee engaged the Hay Group ("Hay"), a global consultancy with recognized expertise in compensation, benefit programs and workplace issues. Hay works on behalf of the Compensation Committee and works with our human resources department in the design and analysis of executive compensation programs. The Compensation Committee directs Hay to provide market data and recommendations on compensation levels and structure that align with our compensation philosophy. Hay then develops and recommends to the Compensation Committee the compensation structure for the named executive officers. In addition, Hay reviews the design and analysis performed by our human resources department on base salary, annual cash incentive bonus and long-term incentive structure for other senior officers. Hay provides this information to the Compensation Committee for evaluation and review.

        Management plays a significant role in the compensation-setting process, including recommending performance targets, evaluating performance and recommending salary levels. Personnel from the human resources department, and other senior officers work with Hay to discuss our philosophy and structure and to address relevant tax and accounting issues. Based on this input, our Chief Executive Officer, General Counsel and Hay present this information to the Compensation Committee for discussion and approval of compensation and benefit plans, policies and programs. Our Chief Executive Officer does not play a role in setting his own compensation nor is he a member of the Compensation Committee.

        The Compensation Committee reviewed, provided input and approved all strategies and elements of compensation for our executive officers in 2009. The 2009 process included discussions and meetings in November and December 2008 and January 2009. Among the steps in the Compensation Committee's process were the following:

  •
  Reviewing and updating our executive compensation philosophy to ensure it continues to serve the interests of our stockholders.

  •
  Evaluating executive officer compensation structures using market data developed by Hay, along with publicly available compensation and incentive design information.

  •
  Reviewing benchmarking data to ensure our ability to attract and retain key executive officers.

  •
  Incorporating Company and individual performance metrics into executive compensation programs.

  •
  Establishing bonus performance metrics and target, threshold and maximum performance levels and award opportunities under our annual cash bonus plans, and approving final cash bonus payouts.

  •
  Reviewing and approving equity awards consistent with our long-term incentive philosophy.

        The Compensation Committee also assessed the services provided and fees charged by Hay. The assessment included a review of Hay's independence and expertise. The Compensation Committee determined that Hay was independent and that Hay demonstrated expertise and that fees charged for services were reasonable.

        During discussions, the Compensation Committee reviewed tally sheets for each of the named executive officers. The tally sheet provides a summary of annual compensation, including the value of salary, target annual cash bonus and long-term incentive awards.

Summary of Executive Compensation Design

        Our compensation programs are designed to support the Company's business strategy, promote our pay for performance philosophy and attract and retain highly qualified senior executives. In keeping with our compensation philosophy, we have developed an executive compensation program designed to be competitive and reward senior executives over the short-term and long-term for achieving Company financial objectives and increasing stockholder value. As a result, a substantial portion of our named executive officers' compensation is contingent upon achievement of those objectives.

        For 2009, as we do each year, with the assistance of Hay, we set target ranges for total direct compensation (target total cash plus the targeted present value of annual stock awards) that are competitive with those offered by companies in the Hay All Industrial Market database. This database is Hay's annual survey of executive compensation levels at over 200 companies spanning several industries, including food and beverage, consumer products, and light manufacturing. When evaluating the data, Hay uses "job size" as the primary variable for comparison. Hay considers the knowledge, scope, complexity and accountability of each position and compares to similar positions in the Hay All Industrial Market database.

        Our approach to compensation design includes four major elements for all named executive officers. These elements support our pay-for-performance culture and work together to provide varied incentives linked to our short-term and long-term performance, as well as to individual performance goals. Following is a summary of each element, its purpose and the method used to determine target ranges of executive compensation for our named executive officers in 2009:

  •
  Base Salary.  The starting point in a compensation package that will attract and retain executives is an annual salary that compensates executives for their level of responsibility and serves as a foundation upon which performance incentives can be designed. We set base salary ranges for each executive level, utilizing midpoints that are at or near the median (50th percentile) of the base salaries for executive positions with similar size and scope in the Hay All Industrial Market.

  •
  Annual Incentive.  The annual incentive is a cash bonus designed to support the near-term initiatives of the business and to position us for the future by focusing on annual goals, both financial and operational. We set target annual cash incentive opportunities so that target total cash (base salary midpoints, plus target annual cash incentive opportunities) is between the 50th and the 75th percentile of total cash for executive positions with similar size and scope in the Hay All Industrial Market database when our performance results achieve the targeted performance levels. In addition, the Compensation Committee retains the discretion to make additional cash bonus awards as it deems appropriate.

  •
  Long-Term Incentives.  The long-term compensation is an equity-based incentive plan designed to reward performance objectives that deliver stockholder value over a sustained period of time, generally three or more years. As a result, all long-term incentive awards vest ratably over a three year period. Awards in 2008 were in the form of time-vested stock appreciation rights ("SARs") and restricted stock. The inherent performance-based nature of SARs supports our pay for performance philosophy. Time-vested restricted stock supports the retention objective of our executive compensation philosophy. We set long-term incentive equity award levels so that total direct compensation (target total cash plus the targeted present value of annual stock awards) is between the 50th and 75th percentile of total direct compensation for executive positions with similar size and scope in the Hay All Industrial Market database.

  •
  Benefits.  We provide the same benefits to executives as we offer to all other team members of the Company. These benefits include a 401(k) plan, health plan and group life insurance. In addition, Mr. Kelly, Mr. George, Mr. Geist, Mr. Schuller and certain other key managers are provided with an individual long-term-disability program.

        Percentages of total compensation actually earned from each element will vary based on a number of factors, including performance against objectives and the value of equity awards upon any disposition of the underlying stock. We do not have a specific policy governing the mix of these elements, but view them in light of market conditions and our overall compensation philosophy.

        The Compensation Committee recognizes that the engagement of strong talent in critical functions may, at times, entail recruiting new executives and involve negotiations with individual candidates. As a result, the Committee may determine in a particular situation that it is in our best interests to implement compensation packages that deviate from the established norms and stated compensation design.

Explanation of Material Elements of Compensation

        The following provides a more detailed discussion of our decision-making process and the reasons for each of the major elements of our executive compensation programs.

Base Salary

        Base salary target ranges are set using the Hay data as discussed above. The Compensation Committee believes that a competitive base salary is essential to help ensure that the executive team remains in place to focus on the short- and long-term business strategy. Base salaries for named executive officers are generally reviewed by the Compensation Committee in December of each year and any increases are effective in January of the following year. Based on the Hay market data for the positions, and the judgment of the Compensation Committee, the base salaries of our named executive officers for 2009 were as follows:

Name	Base Salary (effective as of 10/02/09)
John P. Kelly, President and Chief Executive Officer	$468,000
Walter N. George, Executive Vice President and Chief Operating Officer	314,046
Paul R. Geist, Executive Vice President and Chief Financial Officer	270,400
Robert W. Schuller, Executive Vice President and General Counsel	260,000

Annual Incentive Compensation

        We provide an Annual Incentive Plan ("AIP") that provides a cash incentive payout. Under the AIP, each year the Compensation Committee sets objective performance measures chosen from certain predetermined categories on a Company-wide basis. In addition to setting the target goals, the Compensation Committee also sets the threshold, target and maximum performance levels for each measure and the bonus percentage to be paid if these performance levels are achieved. In 2009, the performance measures for earning bonuses under the AIP were the same for all named executive officers. No adjustments to the performance measures were made by the Compensation Committee when approving final 2009 bonuses. Upon determining whether targets have been met Company-wide, certain incremental changes to final payouts are made based on individual performance evaluations.

        Performance measures for annual incentive awards are generally developed through the following process. First, the business plan is developed by management with review, modification and ultimate approval made by the Board of Directors. Then management, including our Chief Executive Officer and General Counsel, develops preliminary recommendations for Compensation Committee review. Next, the Compensation Committee and Hay review management's recommendation (and relevant incentive benchmark data provided by Hay) and the Compensation Committee establishes the final incentive compensation plan based on the Company's business plan. In establishing the final incentive compensation plan, the Compensation Committee seeks to ensure that the performance measures are consistent with the strategic goals set by the Board and the business plan approved by the Board, that the performance measures are sufficiently aggressive so as to drive outstanding performance and that bonus opportunities are consistent with the overall compensation philosophy established by the Compensation Committee. Each performance measure has a payout range of threshold, target, and maximum designed to reward certain levels of achievement above and below target. However, no bonus is earned for any performance metric that is achieved at a level below threshold and no incremental bonus is earned for a performance metric achieved in excess of maximum. The Compensation Committee sets the target level for each performance measure based on our business plans for that year. We believe these target levels are aggressive but achievable if our executives implement our business plan. The Compensation Committee designs and sets maximum levels to reward exceptional performance. We believe these are not easily attainable based on our business plan and how it relates to prior year performance.

        In 2009, the performance measures approved by the Compensation Committee for all named executive officers were earnings before taxes ("EBT"), net revenue and net debt as defined below. These performance metrics were selected because management and the Compensation Committee believed that the achievement of these objectives was important given the financial condition of the Company and its financial and operating priorities in 2009.

        Following is a definition of each of our 2009 bonus performance metrics and a brief explanation of their alignment with our business strategy:

Metric	Definition	Strategic Importance
EBT	Total Company earnings before taxes.(1)	Indicator of overall Company financial performance for executives, stockholders, and the investment community.
Net Revenue	Revenue as reported on a net basis after returns and allowances, discounts and variable and fixed promotions/and other adjustments consistent with generally accepted accounting principles.	An indicator of the sales growth of the Company.
Net Debt	Total debt of the Company minus its cash and short-term investments.	Key indicator of the debt leverage and debt capacity of the Company.

(1)
Also excludes stock-based compensation, professional fees related to our restatement, impairment charges related to brands and fixed assets, gains or losses on disposition of brands or fixed assets, and payments received under the Continued Dumping and Subsidy Offset Act of 2000 ("Byrd Amendment").

        The Compensation Committee establishes a threshold, target and maximum for each performance measure. For 2009, EBT requirements were $42.7 million at threshold, $47.0 million at target and $51.2 million at maximum. Net revenue requirements were $552.2 million at threshold, $582.2 million at target and $612.2 million at maximum. Net debt requirements were $184.0 million at threshold, $162.8 million at target and $144.0 million at maximum.

        The Compensation Committee sets bonuses at a specified percentage of base salary based on our compensation philosophy for total cash compensation. The threshold, target or maximum bonuses are paid if the performance measures are achieved at the threshold, target or maximum levels. Actual bonuses are paid on an incremental basis between threshold-target and target-maximum levels based on actual achievement of each performance measure individually. The following reflects the bonus that could have been paid for 2009, as a percentage of base salary, for each named executive officer, if the performance measures were achieved at the threshold, target and maximum levels without any adjustment for individual performance.

Name	Threshold	Target	Maximum
John P. Kelly	$229,320	$327,600	$425,880
Walter N. George	131,899	188,428	244,956
Paul R. Geist	104,104	148,720	193,336
Robert W. Schuller	100,100	143,000	185,900

        The Compensation Committee believes the overall design of the annual cash incentive plan for 2009 supported the key initiatives of the Company and enhanced the linkage between Company performance and stockholder value. The EBT, net revenue and net debt performance measures were met at the maximum level of performance for payout. The Company exceeded the EBT target by 206%, the Net Revenue target by 108%, and the Net Debt target by 205%. This established the base

AIP bonus payout for 2009. After all bonus calculations are made Company-wide, adjustments are made to the final payouts to reflect individual performance evaluations. The actual bonuses paid in 2009 are shown on the Summary Compensation Table below.

Discretionary Cash Bonus

        As part its annual review of compensation, the Compensation Committee retains the discretion to make additional cash awards under circumstances it deems appropriate. In 2009, the Compensation Committee authorized a discretionary cash bonus to certain employees, including the named executive officers, in consideration of the extraordinary financial performance of the Company, which greatly exceeded our business plan and maximum bonus levels. The actual discretionary cash bonuses paid in 2009 are shown on the Summary Compensation Table below.

Long-Term Incentive Compensation

        We issue equity awards, rather than additional cash compensation, as payouts under our long-term incentive program. Our program design keeps us competitive with current trends in U.S. executive compensation practices, as well as with other companies with which we compete for executive talent, and links the success of the Company to increases in stockholder value creation. We set long-term incentive equity award levels so that total direct compensation (target total cash plus the targeted present value of annual stock awards) is between the 50th and the 75th percentile of total direct compensation for executive positions with similar size and scope in the Hay All Industrial Market database.

        Grants are made under the 2000 Equity Incentive Plan. We use a combination of SARs and restricted stock for executive officers and vice presidents. The mix of SARs and restricted stock promotes a balance among long-term growth for the organization, executive retention, and stockholder value creation. We determine the appropriate ratio between the fair value of SARs granted and the fair value of restricted stock granted based on a review of trends in equity compensation.

        The SARs and restricted stock generally vest ratably over a three year or longer period. All SARs have an exercise price equal to the closing stock price on the date of grant. See "Potential Payments upon Termination or Change in Control" below for a discussion of change in control provisions for our equity awards. Upon exercise of the SARs, the executives receive the number of shares of Common Stock equal to the value of appreciation in the Company's stock from the grant date to the exercise date times the number of shares. Executives holding shares of restricted stock are eligible to receive all dividends and other distributions paid during the vesting period.

        The Compensation Committee approved the equity awards to be granted to each named executive officer on January 20, 2009. Details of all the named executive officer grants are included in the Grants of Plan-Based Awards Table.

Benefits

        Executives receive the same 401(k), health and group life insurance benefits as the rest of our employees. Mr. Kelly, Mr. Geist, Mr. George and Mr. Schuller and certain other key managers have a long-term disability policy.

Employment And Severance Agreements and Elements of Post-Termination Compensation

        On November 6, 2007, Mr. Kelly and the Company entered into an employment agreement which may be terminated by either party with or without cause. The agreement was amended in December, 2009 to make it consistent with the Company's Severance Plan. Under the employment agreement, Mr. Kelly is entitled to receive an initial annual base salary of $450,000, subject to annual adjustments at the discretion of the Compensation Committee. At the time the agreement was entered into, Mr. Kelly was awarded 49,000 shares of restricted stock and 145,000 stock appreciation rights under the Company's 2000 Equity Incentive Plan, vesting 25% at the end of each of the first two years and 50% in the third year. These awards fully vest if Mr. Kelly is terminated by the Company without cause or if he terminates for good reason, as defined in the Severance Plan. The employment agreement provides for annual cash incentives upon reaching specified targets, and Mr. Kelly is entitled to participate with other senior executives in all Company benefit plans. Upon voluntary termination, or an involuntary termination for cause, Mr. Kelly shall be entitled only to payment of base salary and annual incentive payments earned through the date of termination. Upon termination without cause or if Mr. Kelly terminates for good reason, Mr. Kelly will receive the benefits available under the Company's Severance Plan. If any payments to Mr. Kelly under the employment agreement or Severance Plan are deemed an "excess parachute payment" under the Internal Revenue Code resulting in excise tax to Mr. Kelly, he will receive either the amounts and benefits due, or such amount which is one dollar less than the maximum amount allowed under the Internal Revenue Code that would avoid an excess parachute payment, whichever amount results in the greater after-tax payment to Mr. Kelly. See Potential Payments upon Termination or Change in Control for additional discussion of termination payments. In the event of a termination of employment, non-compete, non-solicitation and non-disparagement provisions of Mr. Kelly's employment agreement remain in effect for 18 months following the termination date. The confidentiality provisions of the employment agreement remain in effect indefinitely.

        On October 1, 2005, the Company entered into a severance agreement with Mr. George. It was amended in December 2008 for compliance with Code Section 409A and consistency with the Severance Plan described above. In connection with the amendment and restatement of the Severance Plan, the severance agreement was terminated and Mr. George will receive the benefits as set forth in the Severance Plan.

Severance Plan

        We maintain a Severance Plan for Senior Vice Presidents and above that provides for severance pay in the event of a termination by the Company without cause or by the executive for good reason and additional benefits in the event of a termination by the Company without cause or by the executive for good reason, subsequent to a Change in Control. The Severance Plan was amended and restated in October, 2009. After consultation with our compensation consultants, the Compensation Committee concluded that certain provisions of the existing Severance Plan were not the current market standard and should be amended in order to bring it up-to-date and comparable with existing severance practices in the market. The Compensation Committee believed these changes were necessary and appropriate in order to attract and retain talented executives and were well within reasonable practices. The material changes made to the Severance Plan are as follows:

  •
  An executive may now receive benefits if he terminates his employment within the applicable time period for "good reason" as defined in the Severance Plan.

  •
  Previously, upon a termination, whether or not in connection with a change in control, executives could receive two weeks base salary for every year of service plus an additional 52 weeks, up to 78 weeks. This amount has been revised as follows: If not in connection with a Change in Control—104 weeks for the CEO, 78 weeks for Executive Vice Presidents or Senior Vice Presidents who held that position at the effective date of the Severance Plan, and 52 weeks for other Senior Vice Presidents. If the termination is in connection with a Change in Control, the CEO receives three times a "Change in Control Severance Amount", Executive Vice Presidents receive two times the Change in Control Severance Amount and Senior Vice Presidents receive one and one-half times the Change in Control Severance Amount. The "Change in Control Severance Amount" equals the sum of the executive's base salary at the time of termination plus the average of the executive's annual incentive payout, excluding supplemental one time bonuses and awards, for the three complete fiscal years prior to the change in control.

  •
  An additional benefit in the form of an equity value payment is now provided to the executives in the event of a termination after a change in control. See the discussion of equity value payments under "Potential Payments Upon Termination or Change in Control" below.

  •
  The protection period following the change in control termination during which an executive may receive benefits was extended from 12 months to 18 months and also includes a termination during a specified period prior to a change in control but after announcement of a change in control that is then completed.

  •
  The definition of change in control was revised to be consistent with standard market definitions, and to provide the Board of Directors discretion to determine that an event does not constitute a change in control. See the definition of change in control below.

        Certain other changes were made to the Severance Plan in order to comply with Section 409A of the Internal Revenue Code. See Potential Payments Upon Termination or Change-in-Control below for a more complete discussion of the Severance Plan as amended and restated.

Impact of Tax Treatment

        In designing executive compensation programs, the Compensation Committee takes into consideration the impact of various regulatory issues such as Section 162(m) and Section 409A of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is a named executive officer, unless such compensation qualifies as performance-based under Section 162(m) of the Internal Revenue Code. Generally, the Compensation Committee believes that it is in the best interest of our stockholders to only pay compensation which is deductible by the Company. However, where it is deemed necessary and in our best interest to continue to attract and retain the best possible executive talent, and to motivate executives to achieve the goals of our business strategy, the Committee may approve compensation to executive officers that may exceed the Section 162(m) limits of deductibility.

Timing of Compensation Decisions

        The Compensation Committee develops an annual agenda to assist it in fulfilling its responsibilities. Each year, the Compensation Committee:

  •
  Reviews and approves base pay for executives.

  •
  Reviews prior year incentive plan performance, including whether bonus targets were met and authorizes the distribution of annual incentive pay-outs, if any, for the prior year.

  •
  Establishes performance criteria for the current year bonus program.

  •
  Establishes the bonus percentages and target amounts for the current year.

  •
  Approves the equity grants for the current year.

        Equity awards may be made only by the Compensation Committee or those authorized by the Compensation Committee in accordance with applicable laws and our equity plan, subject to pre-established limitations on individual awards and total awards. Grants can only be authorized in writing. Authorizations of amendments, modifications or changes to awards must be in writing and can only be adopted with the approval of the Compensation Committee. For stock option and SAR awards, the awards must be granted at the closing price of our stock on the grant date.

        New hire grants, grants upon promotions and other awards that occur during a year are normally made upon the later of the event date or the date approved by the Compensation Committee.

Compensation Committee Report

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Annual Report on Form 10-K for the fiscal year ended October 2, 2009.

COMPENSATION COMMITTEE
David W. Allen, Chairman
Jonathan E. Baum
Mark C. Demetree
Robert J. Druten
Ronald C. Kesselman

Summary Compensation Table

        The table below summarizes the total compensation paid or earned by each of the named executive officers for fiscal 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(2) ($)	Option Awards(3) ($)	Non-equity incentive plan compensation(4) ($)	All Other Compensation ($)(5)	Total ($)
John Kelly,	2009	463,154	65,520	(1)	336,713	382,535	458,640	43,027	1,749,589
President and Chief	2008	405,000	—		131,763	174,728	441,000	145,815	1,298,306
Executive Officer	2007	—	—		—	—	—	—	—
Walter N. George,	2009	306,360	37,686	(1)	603,099	185,352	263,798	8,660	1,404,955
EVP and Chief Operating	2008	280,910	—		298,083	143,964	199,848	10,670	933,475
Officer	2007	265,363	—		145,824	91,494	184,334	8,502	695,517
Paul R. Geist,	2009	267,600	29,744	(1)	210,178	94,061	208,208	9,982	819,773
EVP and Chief Financial	2008	255,928	80,000		89,208	57,980	182,000	41,474	706,590
Officer	2007	230,587	40,000		38,866	30,906	118,577	8,521	467,457
Robert W. Schuller,	2009	257,308	28,600	(1)	235,334	97,117	200,200	10,268	828,827
EVP and General Counsel	2008	242,989	—		117,059	62,887	175,000	15,086	613,021
	2007	224,538	—		56,481	28,229	155,975	7,505	472,728
(1)
These amounts represent the discretionary cash incentive awards made by the Compensation Committee as a result of fiscal 2009 performance. See Compensation Discussion and Analysis for additional information.

(2)
The amounts shown in this column represent restricted stock grants under our 2000 Plan. See Compensation Discussion and Analysis for additional information on the 2000 Plan and equity grants under the 2000 Plan. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended October 2, 2009, in accordance with ASC 718 (excluding estimated forfeitures) and thus includes amounts from awards granted in and prior to 2009. Assumptions used in the calculation of this amount are included in Note 14 to our audited financial statements for the fiscal year ended October 2, 2009 included in the Annual Report on Form 10-K. There were no forfeitures in 2009, 2008 or 2007 by the named executive officers. We use the liability method to recognize expense for stock awards granted prior to fiscal 2008 as we permitted employees to net-settle shares for taxes at amounts greater than the minimum statutory withholding obligation. Under the liability method, expense is not based on the grant date fair value of the award. Instead, the fair value of the stock award is remeasured at the end of each period and compensation expense is recognized based on combination of the percentage of the requisite service that has been rendered through the end of the period and the change in market value of the shares that have not vested as of the end of the period, plus the change in market value of shares that vested during the reporting period. We use the equity method to recognize compensation expense for share awards issued during fiscal 2008 and fiscal 2009. Under the equity method, we calculate expense based on the fair market value at the date of the grant and recognized on a straight-line basis over the vesting period. Compensation expense included under Stock Awards includes liability method expense of $833,496, in aggregate, for Messrs. George, Geist and Schuller and equity method expense, in aggregate, of $551,829 for Messrs. Kelly, George, Geist and Schuller. See the Grants of Plan Based Awards and Outstanding Equity Awards tables below for additional information on our equity grants.

(3)
The amounts shown in this column represent SARs and options granted under our 2000 Plan. See Compensation Discussion and Analysis for additional information on the 2000 Plan and equity grants under the 2000 Plan. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended October 2, 2009, in accordance with ASC 718 (excluding estimated forfeitures) and thus includes amounts from awards granted in and prior to 2009. Assumptions used in the calculation of this amount are included in Note 14 to our audited financial statements for the fiscal year ended October 2, 2009, included in the Annual Report on Form 10-K. There were no forfeitures in 2009, 2008 or 2007 by the named executive officers. See the Grants of Plan Based Awards and Outstanding Equity Awards table below for additional information on our equity grants.

(4)
Represents the annual incentive bonus earned for the fiscal year. See Compensation Discussion and Analysis for further discussion of this cash incentive plan.

(5)
For Mr. Kelly, includes $29,821 for spousal travel and related expenses for attendance at business meetings in 2009. The remaining amount for Mr. Kelly and all amounts for the other named executive officers represent Company contributions to the 401(k) plan and group life and long-term disability insurance in 2009.

Grants of Plan-Based Awards in Fiscal 2009

        The following table provides information about non-equity and equity awards granted to the named executive officers in 2009.

		Estimated future payouts under non-equity incentive plan awards(1)			All other stock awards: number of shares of stock or units(2) (#)	All other option awards: number of securities underlying options(3) (#)
							Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
John P. Kelly	1/20/09				32,310			799,996
	1/20/09					76,118	24.76	800,000
		229,320	327,600	425,880
Walter N. George	1/20/09				9,640			238,686
	1/20/09					16,136	24.76	169,589
		131,899	188,428	244,956
Paul R. Geist	1/20/09				7,098			175,746
	1/20/09					11,578	24.76	121,685
		104,104	148,720	193,336
Robert W. Schuller	1/20/09				6,300			155,988
	1/20/09					11,132	24.76	116,997
		100,100	143,000	185,900
(1)
Represents the threshold, target and maximum amounts payable under our annual cash incentive plan for fiscal 2009. See Compensation Discussion and Analysis for a discussion of this plan. See the Summary Compensation Table for the actual amounts paid in 2009.

(2)
Consists of annual restricted stock grant under our 2000 Plan. The awards vest ratably over three years from the grant date. See Compensation Discussion and Analysis for additional information on equity grants under our 2000 Plan.

(3)
Consists of an annual SAR grant under our 2000 Plan. The awards vest ratably over three years from the grant date. Upon exercise of the SAR, the executive receives the number of shares of Common Stock equal in value to the difference between the fair market value on the grant date and the fair market value on the exercise date multiplied by the number of shares exercised. See Compensation Discussion and Analysis for additional information on equity grants under our 2000 Plan.

(4)
This column represents (1) the value of the restricted stock grants awarded on January 20, 2009 at the closing price of the Company's Common Stock of $24.76 on that date and (2) the fair value of the SARs granted on January 20, 2009 as determined in accordance with ASC 718.

Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table provides information on the outstanding option and SAR awards and stock awards for our named executive officers at 2009 fiscal year end.

	Option Awards				Share Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested(2) (#)	Market value of shares or units of stock that have not vested ($)
John P. Kelly	—	76,118	24.76	1/20/16	32,310	890,787
	36,250	108,750	9.06	11/06/14	36,750	1,013,198
Walter N. George					15,278	421,214
					4,443	122,494
					20,896	576,103
					9,640	265,775
	—	16,136	24.76	01/20/16
	18,452	55,356	7.15	12/07/14
	15,810	15,809	9.02	01/09/14
	16,878	28,128	5.50	03/06/13
	9,000	—	26.73	02/02/15
	30,000	—	28.90	08/04/14
	10,000	—	39.60	02/07/13
	9,500	—	38.90	10/23/12
	35,000	—	37.08	08/27/12
	35,000	—	27.81	01/15/11
Paul R. Geist					4,429	122,108
					4,635	127,787
					5,549	152,936
					2,051	56,546
					120	3,308
					7,098	195,692
	—	11,578	24.76	01/20/16
	5,350	16,050	7.15	12/07/14
	5,749	17,249	6.50	01/18/15
	8,048	8,048	9.02	01/09/14
	4,482	7,470	5.50	03/06/13
	3,500	—	26.73	02/02/15
	8,000	2,000	27.54	10/26/14
Robert W. Schuller					10,042	276,858
					3,007	82,903
					6,846	188,744
					6,300	173,691
	—	11,132	24.76	01/20/16
	12,130	36,389	7.15	12/07/14
	10,702	10,701	9.02	01/09/14
	6,332	10,552	7.47	06/05/13
(1)
The following table provides information with respect to the vesting of outstanding stock options and SARs. Upon exercise of the SAR, the executive receives the number of shares of Common Stock equal in value to the difference between the fair market value on the grant date and the fair market value on the exercise date multiplied by the number of shares exercised. See Compensation Discussion and Analysis for a discussion of vesting.

Name	Award Type	# Shares	Vesting Date	# Shares	Vesting Date	# Shares	Vesting Date	# Shares	Vesting Date
Mr. Kelly	SAR			36,250	11/06/09	72,500	11/06/10
	SAR	25,370	1/20/10	25,370	1/20/11	25,378	1/20/12
Mr. George	Option
	SAR			28,128	3/06/10
	SAR			7,905	1/09/10	7,904	1/09/11
	SAR			18,452	12/07/09	18,452	12/07/10	18,452	12/07/11
	SAR	5,378	1/20/10	5,378	1/20/11	5,380	1/20/12
Mr. Geist	Option			2,000	10/26/09
	SAR			7,470	3/06/10
	SAR			4,024	1/09/10	4,024	1/09/11
	SAR			5,350	12/07/09	5,350	12/07/10	5,350	12/07/11
	SAR			5,749	01/18/10	5,750	01/18/11	5,750	01/18/12
	SAR	3,859	1/20/10	3,859	1/20/11	3,860	1/20/12
Mr. Schuller	SAR			12,130	12/07/09	12,130	12/07/10	12,129	12/07/11
	SAR			10,552	6/05/10
	SAR			5,351	1/09/10	5,350	1/09/11
	SAR	3,710	1/20/10	3,711	1/20/11	3,711	1/20/12
(2)
The following table provides information with respect to the vesting of outstanding shares of restricted stock. See Compensation Discussion and Analysis for a discussion of vesting.

Name	# Shares	Vesting Date	# Shares	Vesting Date	# Shares	Vesting Date	# Shares	Vesting Date
Mr. Kelly			12,250	11/06/09	24,500	11/06/10
	10,770	1/20/10	10,770	1/20/11	10,770	1/20/12
Mr. George
			20,896	3/06/10
			2,221	1/09/10	2,222	1/09/11
			5,093	12/07/09	5,093	12/07/10	5,092	12/07/11
	3,213	1/20/10	3,214	1/20/11	3,213	1/20/12
Mr. Geist			120	10/24/09
			5,549	3/06/10
			1,025	1/09/10	1,026	1/09/11
			1,477	12/07/09	1,476	12/07/10	1,476	12/07/11
			1,545	01/18/10	1,545	01/18/11	1,545	01/18/12
	2,366	1/20/10	2,366	1/20/11	2,366	1/20/12
Mr. Schuller			6,846	06/05/10
			1,503	1/09/10	1,504	1/09/11
			3,348	12/07/09	3,347	12/07/10	3,347	12/07/11
	2,100	1/20/10	2,100	1/20/11	2,100	1/20/12

Option Exercises and Stock Vested In Fiscal 2009

        The following table provides information on stock options or SARS exercised or restricted stock vested in 2009.

	Options/SARs Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
John P. Kelly	—	—	12,250	162,925
Walter N. George	—	—	14,493	355,686
Paul R. Geist	—	—	5,277	122,863
Robert W. Schuller	—	—	6,221	127,516

(1)
Amounts reflect the market value of the stock on the vesting date.

Potential Payments Upon Termination or Change-In-Control

Severance Plan

        The Company maintains a Severance Plan for Senior Vice Presidents and above. The Severance Plan was amended and restated in October of 2009, subsequent to the fiscal year. See Compensation Discussion and Analysis above for a description of the material changes to the Severance Plan. In order to provide accurate and relevant information about the benefits the executive may receive, the description below relates to the Severance Plan as amended and restated. Salary, bonus and other amounts are based on fiscal 2009 information.

        Under the Company's Severance Plan, an executive will be entitled to benefits if he or she is involuntarily terminated from employment by the Company other than for "cause" or if the executive terminates for "good reason". "Cause" is defined as the Company's good faith belief that (1) the executive willfully and continually failed to substantially perform the executive's duties (i.e., due to executive's failure to perform job functions at an appropriate level); (2) the executive committed an act or acts that constitute a misdemeanor (other than a traffic violation) or a felony under the law of the United States or its subdivisions or any country to which the executive is assigned or its subdivisions, including a conviction for or plea of guilty or no contest to such misdemeanor or felony; (3) the executive committed an act or acts in material violation of the Company's significant policies and/or practices applicable to executives employed by the Company; (4) the executive willfully acted or willfully failed to act in a manner that was injurious to the financial condition or business reputation of the Company; (5) the executive acted in a manner unbecoming of executive's position with the Company regardless of whether such act was in the course of employment, or (6) the executive was subject to a fine, censure or sanction of any kind, permanent or temporary, issued by the SEC or a stock exchange.

        "Good Reason" is defined as any of the following acts by the Company, without the prior written consent of the Executive: (i) a material reduction by the Company in the Executive's base salary, annual cash incentive opportunity and annual long-term equity-based incentive opportunity, taken as a whole, provided that for purposes of determining whether there has been a material reduction: (a) a reduction applied generally to all exempt employees of the Company that occurs prior to a Change in Control shall not constitute "Good Reason", and (b) "annual cash incentive opportunity" and "annual long-term equity-based incentive opportunity" shall not include supplemental one-time bonuses and awards; (ii) (a) a material reduction in the Executive's position, duties or responsibilities, (b) assignments to duties materially inconsistent with Executive's position, or (c) a material adverse change in the Executive's reporting relationships; (iii) the Company requiring the Executive, without his or her consent, to be based at any office or location more than 50 miles from the office at which the Executive was principally located immediately prior to a Change in Control; or (iv) the material breach by the Company of any employment agreement between the Executive and the Company. Notwithstanding anything in this definition to the contrary, an act by the Company shall not constitute "Good Reason" unless the Executive gives written notice of the same to the Company within 30 days of such act, and the Company fails, within 30 days of such notice, to reverse such act.

        In addition, to qualify for severance benefits, the executive must have entered into an agreement satisfactory to the Company that includes, among other things, a full and general release of claims against the Company, a confidentiality agreement, a non-solicitation agreement, a non-competition agreement, a non-disparagement agreement and a cooperation agreement.

        If the termination is not in connection with a Change in Control, those named executive officers who become eligible to receive severance pay will receive the following benefits:

  •
  A continuation of base salary at the rate in effect on the date of termination for the number of weeks applicable to the executive as follows (the "Severance Period"):

Chief Executive Officer	104 Weeks
Executive Vice President	78 Weeks
Senior Vice President (if held position at effective date of the Severance Plan)	78 Weeks
Senior Vice President	52 Weeks
  •
  Additional severance pay, during the Severance Period, equal to the bi-weekly Company subsidy for active employees for the level of medical, dental and vision coverage, if any, that was in effect for the executive at the time of termination plus a tax reimbursement of 32%; provided that, for the period equal to one week for every year of the executive's service with the Company (not to exceed 26 weeks) if termination is part of a reduction in force, Company reorganization or restructuring or changes in the Company's operating requirements, payment of such additional severance pay will not be made to the executive and during the period the executive is not receiving such additional severance pay, the executive will instead be eligible to continue participation at the applicable active employee premium rate. This additional severance pay will stop upon the executive becoming eligible for such benefits from another employer and will be based on the level of health plan coverage in effect on the date of termination of employment, and will be paid regardless of whether COBRA coverage is elected.

  •
  All severance pay will stop upon the executive being reemployed by the Company.

        If termination of employment occurs (1) within 18 months after a Change in Control (as defined below), or (2) prior to a Change in Control, but after a public announcement of a potential Change in Control and such termination occurs no more than 60 days prior to consummation of the Change in Control, the executive would receive the following:

  •
  A lump sum payment of an amount equal to the sum of the executive's base salary at the time of termination plus the average of the Executive's annual incentive payout, excluding supplemental one-time bonuses and awards, for the three complete fiscal years prior to the Change in Control (the "Change in Control Severance Amount") multiplied by the following applicable amount:

    Chief Executive Officer—Three times Change in Control Severance Amount

    Executive Vice President—Two times Change in Control Severance Amount

    Senior Vice President—One and one-half times Change in Control Severance Amount

  •
  Any unvested restricted stock, stock appreciation rights, stock options or other grants of equity-related awards will be accelerated and fully vested. This provision amends any existing award agreement for any grant under the Company's Equity Incentive Plan to which this provision may apply.

  •
  Additional severance pay, during the Change in Control Severance Period (which equals the multiplier set forth above, expressed in years), equal to the bi-weekly Company subsidy for active employees for the level of medical, dental and vision coverage, if any, that was in effect for the executive at the time of termination plus a tax reimbursement of 32%; provided that, for the period equal to one week for every year of the executive's service with the Company (not to exceed 26 weeks) if termination is part of a reduction in force, Company reorganization or restructuring or changes in the Company's operating requirements, payment of such additional severance pay will not be made to the executive and during the period the executive is not receiving such additional severance pay, the executive will instead be eligible to continue participation at the applicable active employee premium rate. This additional severance pay will stop upon the executive becoming eligible for such benefits from another employer and will be based on the level of health plan coverage in effect on the date of termination of employment, and will be paid regardless of whether COBRA coverage is elected;

  •
  In the event that on the date of an executive's termination that causes the executive to be eligible for benefits under the Severance Plan, if the value as of the termination date of all of such executive's restricted stock, stock appreciation rights, stock options or other equity-based awards that had been granted to the executive prior to the date of the Change in Control and that were not vested as of the Change in Control, including Disposed Shares (as defined below), (collectively the "Existing Equity") is less than the value of such Existing Equity on the date of the Change in Control, the executive shall receive a cash payment equal to the difference. This is referred to as an equity value payment.

    If, prior to receiving this payment, the executive has sold any Existing Equity which is restricted stock which vested prior to a termination (and after the date of the Change in Control), or exercised Existing Equity which is a stock option or stock appreciation right which vested prior to a termination (and after the date of the Change in Control) and sold the shares received upon exercise or used shares as payment for taxes upon any such event (such shares sold or used to pay taxes shall be the "Disposed Shares"), the difference between the fair market value of the Disposed Shares on the date of sale or payment of taxes and the fair market value of the Disposed Shares on the termination date, if that number is positive, times the number of Disposed Shares, shall be deducted from any cash payment described above.

    If the value on the termination date is greater than the value on the date of the Change in Control, no cash payment will be made and all Existing Equity will be reduced proportionately so that the executive will be entitled to receive only that number of aggregate shares of restricted stock or stock upon an exercise of an option or stock appreciation right so that the value as of the termination date, after such adjustment, is equal to the value on the date of the Change in Control. Shares that vest and are sold in the interim will have no impact on this calculation. The reduction may not be for more than the remaining Existing Equity held by the executive.

  •
  If any payment by the Company or the receipt of any benefit from the Company (whether or not pursuant to the Severance Plan) is an "excess parachute payment" as such term is described in Section 280G of the Internal Revenue Code so as to result in the loss of a deduction to the Company under Internal Revenue Code Section 280G or in the imposition of an excise tax on the executive under Internal Revenue Code Section 4999, or any successor sections thereto (an "Excess Parachute Payment"), then the executive shall be paid either (i) the amounts and benefits due, or (ii) the amounts and benefits due under the Severance Plan shall be reduced so that the amount of all payments and benefits due that are "parachute payments" within the meaning of Internal Revenue Code Section 280G (whether or not pursuant to the Severance Plan) are equal to one-dollar ($1) less than the maximum amount allowed under the Internal Revenue Code that would avoid the existence of an "Excess Parachute Payment," whichever of the (i) or (ii) amount results in the greater after-tax payment to the executive.

        For purposes of the Severance Plan, a "Change of Control" shall be deemed to have occurred upon any of the following events; provided, however, that the Board of Directors shall at all times prior to the occurrence of any particular event described below have the authority to decide, in its sole discretion, that such event shall be deemed not to constitute a Change in Control for purposes of the Severance Plan:

            (i)  individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director after the Effective Date and whose appointment, election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, further, that in no event shall an individual initially appointed, elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, be deemed an Incumbent Director; or

           (ii)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company ("Company Common Stock") or (B) securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

          (iii)  the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation or other entity (an "Acquisition"), unless immediately following such Reorganization, Sale or Acquisition, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, (the "Surviving Entity") in substantially the same proportions as their ownerships, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be (any Reorganization, Sale or Acquisition which satisfies such criterion shall be deemed to be a "Non-Qualifying Transaction"); or

        (iv)  approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Employment Agreement for Mr. Kelly

        See Compensation Discussion and Analysis above for a discussion of our employment agreement with Mr. Kelly.

Equity Awards Under 2000 Plan

        Awards made under our 2000 Plan contain certain provisions which provide for acceleration of vesting upon a termination. Upon a termination not related to a change-in-control, executives are entitled to awards already vested. As described above, upon a change-in-control, as defined by the Severance Plan, that occurs in the 18 months prior to an involuntary termination entitling the individual to severance benefits under the Severance Plan summarized above, all outstanding unvested stock appreciation right awards and restricted stock awards are fully vested on termination. All award agreements are deemed amended as necessary to be consistent with the provisions of the Severance Plan.

        Stock options and stock appreciation rights are exercisable for (1) one year after termination on account of retirement, disability or death, and (2) three months following a termination for any reason other than retirement, disability or death (subject to the discretion of the Compensation Committee to extend this period). They terminate immediately upon a termination for cause. "Retirement" is defined as retiring pursuant to any Company retirement program or as otherwise agreed. Unvested restricted stock awards provide for immediate vesting upon termination due to death, disability or the normal or early retirement of the executive under the terms of the retirement plan maintained by the Company in which the executive participates (or if none, after reaching age 65).

        The following tables provide information on potential benefits that could be received by each named executive officer upon a termination before or in connection with a change of control. While information is provided as of the end of our fiscal year, the amounts reflect what would be received under the amended and restated Severance Plan. The tables assume termination as of the close of business on October 2, 2009. The closing price for the Company's Common Stock as of the last trading day of fiscal 2009 was $27.57. The post-termination health care represents the value of post termination health care benefits or equivalent severance payment. The amounts shown are the maximum that may be received, without taking into account any adjustment required because of an Excess Parachute Payment, as described above. Because all equity is deemed vested as of the change-in-control termination date, no value is assigned to the equity value payment described above under Severance Plan.

 John P. Kelly

Executive Benefits and Payments Upon Termination	Without Cause or Good Reason Termination	Without Cause or Good Reason Termination after a Change in Control
Compensation:
Base Salary and Bonus	$936,000	$2,753,460
Equity Vesting(1)	3,026,160	4,130,838
Benefits and Perquisites
Post-Termination Health Care	25,607	38,411

Total	$3,987,767	$6,922,709

(1)
Represents the value of accelerated vesting of all outstanding unvested awards. Unvested restricted stock also vests upon death, disability or retirement. This amount is $1,903,984.

Walter N. George

Executive Benefits and Payments Upon Termination	Without Cause or Good Reason Termination	Without Cause or Good Reason Termination after a Change in Control
Compensation:
Base Salary and Bonus	$471,069	$1,060,079
Equity Vesting(1)	—	3,475,361
Benefits and Perquisites
Post-Termination Health Care	19,691	26,254

Total	$490,760	$4,561,694

(1)
Represents the value of accelerated vesting of all outstanding unvested awards upon a change in control. Unvested restricted stock also vests upon death, disability or retirement. This amount is $1,385,585.

Paul R. Geist

Executive Benefits and Payments Upon Termination	Without Cause or Good Reason Termination	Without Cause or Good Reason Termination after a Change in Control
Compensation:
Base Salary and Bonus	$405,600	$879,990
Equity Vesting(1)	—	1,696,331
Benefits and Perquisites
Post-Termination Health Care	19,691	26,254

Total	$425,291	$2,602,575

(1)
Represents the value of accelerated vesting of all outstanding unvested awards upon a change in control. Unvested restricted stock also vests upon death, disability or retirement. This amount is $658,427.

 Robert W. Schuller

Executive Benefits and Payments Upon Termination	Without Cause or Good Reason Termination	Without Cause or Good Reason Termination after a Change in Control
Compensation:
Base Salary and Bonus	$390,000	$874,117
Equity Vesting(1)	—	1,907,180
Benefits and Perquisites
Post-Termination Health Care	19,334	25,779

Total	$409,334	$2,807,076

(1)
Represents the value of accelerated vesting of all outstanding unvested awards upon a change in control. Unvested restricted stock also vests upon death, disability or retirement. This amount is $722,196.

Equity Compensation Plan Information

        The following table gives information about our Common Stock that may be issued upon the exercise of options and stock appreciation rights under our 1997 Equity Incentive Plan and 2000 Equity Incentive Plan and that may be purchased under our Employee Stock Purchase Plan as of October 2, 2009. The Company has no equity plans that have not been approved by stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and stock appreciation rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by stockholders	1,672,432	14.71	1,287,098

(1)
Includes an estimate of the number of shares that would be issued under the 2000 Equity Incentive Plan due to the exercise of stock appreciation rights based upon the closing price of the stock on October 2, 2009. Upon exercise of the stock appreciation rights the executives receive the number of shares of Common Stock equal in value to the difference between the fair market value on the grant date and the fair market value on the exercise date times the number of shares. Only the number of shares delivered at exercise will count against the securities remaining available for future issuance.

(2)
Includes an estimate of the number of shares that would be issued under the 2000 Equity Incentive Plan due to the exercise of stock appreciation rights based upon the closing price of the stock on October 2, 2009. Upon exercise of the stock appreciation rights the executives receive the number of shares of Common Stock equal in value to the difference between the fair market value on the grant date and the fair market value on the exercise date times the number of shares. Only the number of shares delivered at exercise will count against the securities remaining available for future issuance. Includes 47,476 shares reserved for issuance under the Employee Stock Purchase Plan.

PROPOSAL 2

RATIFICATION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

        The Audit Committee has selected the accounting firm of Grant Thornton LLP to serve as our independent registered public accounting firm for the 2010 fiscal year. This proposal asks you to ratify this selection. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they wish, and they will be available to answer any questions you may have.

        Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Grant Thornton LLP to our stockholders for ratification because we value our stockholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Previous Independent Accountants

        On July 2, 2008, the Audit Committee of our Board of Directors notified Ernst & Young LLP (E&Y) that it was dismissed as our independent registered public accounting firm, effective with the completion of certain procedures that would be required to be performed by E&Y in connection with our preparation and filing of our fiscal year 2007 quarterly financial statements that were included in our quarterly reports on Form 10-Q for our first three fiscal quarters of fiscal 2008. The Audit Committee believed the long-term needs of the Company would be best served by its decision.

        The reports of E&Y on our financial statements for fiscal years 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of E&Y on our internal controls over financial reporting as of September 29, 2006 contained a disclaimer of opinion on the effectiveness of internal controls over financial reporting because we were unable to complete the documentation and testing of our internal controls over financial reporting as of September 29, 2006. Although the assessment of internal control was not completed, material weaknesses in the following areas were identified: (1) the Company did not maintain adequate policies and procedures related to initiating, authorizing, recording, processing and reporting transactions, (2) the Company did not maintain effective internal control over financial reporting in the accounting for revenues; inventory costs; promotional allowances and customer deduction receivables; operating costs recorded as plant and equipment; property, plant and equipment; brand acquisitions; deferred expenses, accruals and other items; stock-based compensation; hedging activities; and foreign currency gains and losses, (3) the Company did not have an adequate tax accounting function, (4) the Company did not perform a timely and complete preparation and review of the consolidated financial statements, (5) the Company did not operate an adequate internal audit function and (6) the Company did not maintain effective disclosure controls and procedures. The report of E&Y on our internal controls over financial reporting as of September 28, 2007 expressed an adverse opinion on the effectiveness of internal controls over financial reporting because of our material weaknesses in the following areas: policies and procedures, application of Generally Accepted Accounting Principles ("GAAP"), financial statement close process, internal audit function, and disclosures required by GAAP. Management's report on internal controls over financial reporting and related changes to internal controls over financial reporting, which identified our material weaknesses as described above, are included in Item 9A of our 2006 and 2007 Annual Reports on Form 10-K.

        During the audits of fiscal years 2006 and 2007, through July 2, 2008, we had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        We previously determined that our financial statements for the first two quarters of fiscal year 2005 and the 2004 fiscal year and earlier periods required restatement. During its audit of our 2006 and 2007 fiscal years, E&Y concurred with management's assessment that we did not, as of the end of each of those periods, have the internal controls necessary for developing reliable financial statements as a result of the material weaknesses described above.

New Independent Accountants

        Our Audit Committee appointed Grant Thornton LLP as our new independent registered public accounting firm as of July 8, 2008. During the 2006 and 2007 fiscal years and through the date of their engagement by us, we did not consult with Grant Thornton LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years and the subsequent interim period preceding the dismissal of E&Y.

AUDIT COMMITTEE REPORT

        The Company's Audit Committee is composed entirely of non-management directors, each meeting the current independence and experience requirements of the NASDAQ Stock Market and the Sarbanes-Oxley Act of 2002. The Company has adopted a charter outlining its practices and responsibilities, including those currently required by the SEC and NASDAQ. The charter is attached as Appendix A to this Proxy Statement.

        During fiscal year 2009, the Audit Committee met six times, including telephone conferences. At each meeting the Committee met with the Company's senior financial management team and, as deemed appropriate, with the Company's independent auditors to review the most recent quarterly or full-year financial statements and other relevant financial matters.

        The Audit Committee engaged Grant Thornton LLP as independent auditors for the 2009 fiscal year and reviewed with the Company's financial managers and independent auditors the overall audit scopes and plans, the results of audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

        The Audit Committee has discussed with Grant Thornton LLP the matters that are required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Committee has received from the independent auditors the written disclosures and the letter required to be delivered by them under the applicable requirements for the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Committee has reviewed the materials received from the independent auditors, has met with their representatives to discuss the independence of the auditing firm, and has satisfied itself as to the auditors' independence.

        The Audit Committee reviewed and discussed the audited financial statements for the Company as of and for the fiscal year ended October 2, 2009, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. The Audit Committee acts only in an oversight capacity, and in so doing, relies on the work and assurances of the Company's management and its independent auditors.

        Based on the Audit Committee's review of the financial statements and the independent auditors' report thereon, discussion with management and the independent auditors, discussion with the independent auditors regarding SAS 61, and the written materials provided by the independent auditors under applicable requirements of the Public Company Accounting Oversight Board and the related discussion with the independent auditors of their independence, the Committee recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended October 2, 2009, that has been filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Robert J. Druten, Chairman, James A. Heeter William R. Patterson

ACCOUNTING FEES AND SERVICES

        The following table presents fees for professional services rendered by Grant Thornton for the audit of our annual financial statements for the fiscal years ended October 2, 2009 and September 26, 2008 and fees billed for other services rendered by Grant Thornton for such years.

Service	2009	2008
Audit fees	$1,263,864	$2,065,000
Audit-related fees	74,215	11,000

Total audit and audit-related fees	1,338,079	2,076,000
Total tax fees	35,549	4,000

Total fees	$1,373,628	$2,080,000

        Audit-related fees for fiscal 2008 principally relate to benefit plan audits. Total tax fees for fiscal 2008 principally relate to preparation of benefit plan tax filings. Audit related fees for fiscal 2009 relate primarily to a special project and to benefit plan audits. Total tax fees for fiscal 2009 relate primarily to special projects to review our domestic legal structure and potential tax credits, as well as preparation of benefit plan tax filings.

        The Audit Committee approves in advance all audit and non-audit services performed by Grant Thornton. There are no other specific policies or procedures relating to the pre-approval of services performed by Grant Thornton. The Audit Committee considered whether the audit and non-audit services rendered by Grant Thornton were compatible with maintaining Grant Thornton's independence as auditors of our financial statements.

 OTHER MATTERS

        We know of no matters for stockholders to consider at the Annual Meeting other than those shown in accompanying Notice of Annual Meeting of Stockholders. If a stockholder properly presents any other matter at the meeting, the persons named in the accompanying proxy to vote on behalf of your shares will vote on that matter in accordance with their best judgment.

        We encourage each stockholder to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign and return the enclosed proxy in the accompanying envelope. If you would respond promptly, it would greatly assist us in making arrangements for the meeting. We appreciate your cooperation. If you attend the meeting, you may vote your shares in person even if you sent in your proxy. You may obtain our Annual Report on Form 10-K free of charge through our website or upon written request sent to our Corporate Secretary at our principal executive offices. The Company's copying costs will be charged if copies of exhibits to the Form 10-K are requested.

By Order of the Board of Directors

Robert W. Schuller Executive Vice President and General Counsel American Italian Pasta Company Kansas City, Missouri

January 22, 2010

APPENDIX A

AMERICAN ITALIAN PASTA COMPANY

AUDIT COMMITTEE CHARTER

        This charter governs the operations of the Audit Committee in monitoring the financial reporting processes on behalf of the Board of Directors including: (1) the integrity of the financial statements of the Company; (2) the independent auditor's qualifications and independence; (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, or to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's Code of Ethics.

1.
The Audit Committee will have no fewer than three members, each of whom will meet the independence standards of the NASDAQ Stock Market Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission. Audit Committee members will be financially literate and their backgrounds will include at least one of the following key qualities:

•
industry knowledge

•
financial reporting or auditing background

•
experience in business risk management

•
experience as an audit committee member with a publicly held company

  At least one member of the Audit Committee will be an "audit committee financial expert" as defined by the Commission and as designated by the Board.

  An Audit Committee member may not simultaneously serve on the audit committees of more than three public companies, including the Company's.

  The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Audit Committee members may be replaced by the Board.

2.
The Audit Committee shall meet as it deems necessary to carry out its responsibilities, but at minimum shall meet as follows:

•
One meeting shall be held prior to commencement of the external audit to discuss key business, financial and regulatory risk as well as the scope of the audit examination;

•
One meeting shall be held after completion of the audit examination to review the results of the audit;

•
Quarterly meetings to review and discuss the following with management and the Company's independent auditors: (1) the Company's financial statements, including the principal themes to be addressed in Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation;" (2) earnings releases; (3) financial information and guidance provided to analysts; (4) results of the independent auditors' review, including GAAP alternatives preferred by the auditors (if any); and (5) any other issues that arose during the preparation and review of the financial statements;

  •
  At least once annually, the Audit Committee shall meet with selected Company employees performing the financial accounting and reporting function of the Company, to discuss matters related to the Company's accounting and financial reporting practices;

  •
  At least twice annually, the Audit Committee will meet with the auditors without management to facilitate open auditor communication; and

  •
  The Audit Committee shall review and discuss with management and the independent auditor annually the results of the independent auditor's assessment of management's report on internal controls prior to the filing of the Company's Form 10-K.

3.
It is the committee's responsibility to:

•
Periodically, meet separately with management, with personnel responsible for the internal audit function, and with the independent auditors;

•
Report to the full Board the results of the discharge of the Audit Committee's responsibilities. Periodically, the Audit Committee will assess whether to recommend to the full Board the need to issue a report on its activities to the shareholders;

•
Approve the inclusion of audited financial statements in Form 10-K and the report of the Audit Committee required to be included in the Company's annual proxy statement.

•
Assess auditors' performance and performance of lead audit partner; receive and review report of auditors on the results of peer review report and on their internal quality control procedures; assess auditor independence; select the auditors and request Board ratification of the appointment; approve the auditor's fees; pre-approve any other engagements performed by the audit firm for the Company and assess the impact on the auditor's independence; and ascertain compliance with the limitations on performance of any non-audit services.

•
Establish policies to address the hiring by the Company of employees or former employees of the Company's independent auditors;

•
Review with the independent auditor any audit problems or difficulties and management's response thereto.

•
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated;

•
Monitor the procedures for insuring the integrity and quality of annual and interim reporting to stakeholders;

•
Periodically review Company policies regarding public disclosure of material information and media communication.

•
Periodically receive and evaluate reports from senior management on processes for identification and control of key business, financial and regulatory risks;

•
Establish and review the status of the Company's internal audit function and review any related activity and reports of management regarding the internal audit function.

•
Review the significant reports to management prepared by the internal auditing department and management's responses thereto;

•
Work with senior management to maintain a corporate policy on ethical and legal compliance and to monitor compliance with it;

•
Ensure that adequate procedures are in place for the appropriate receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding accounting, auditing, and business ethics matters;

  •
  Annually perform a self-assessment of its performance and a review of this Charter. The self-assessment will be reported on to the full Board of Directors.

4.
The Audit Committee shall have the sole authority to:

•
Commit the Company to an exit or disposal plan, or otherwise dispose of a long-lived asset or terminate employees under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146, under which material charges will be incurred under GAAP;

•
Conclude that a material charge for impairment to one or more of the Company's assets, including without limitation, impairments of securities or goodwill, is required under GAAP;

•
Take definitive action to cause the listing of a class of the common equity of the Company to be withdrawn from the NASDAQ Stock Market; and

•
Conclude that any previously issued financial statements should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20.

5.
The Audit Committee will have access to the auditors and members of management as needed to discharge its responsibilities. The Board and senior management will advise the auditors that the Board is the audit client. The Board and senior management will direct the auditors to communicate directly with the committee, through its chairman, any concerns related to the quality of financial reporting, regulatory compliance, or the integrity of management. The committee chairman will meet periodically with Company legal counsel to receive updates on matters related to regulatory changes and compliance.

6.
The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit, internal control-related and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

7.
The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor.

8.
The Audit Committee will have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee is empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

Effective as amended: December 3, 2008

APPENDIX B

AMERICAN ITALIAN PASTA COMPANY

COMPENSATION COMMITTEE CHARTER

        The Board of Directors of American Italian Pasta Company (the Company) has constituted and established a Compensation Committee (the Committee) with authority, responsibility, and specific duties as described in this Compensation Committee Charter.

Composition

        The members of the Committee shall be appointed by the Board and shall meet the independence requirements of applicable law and the listing standards of the NASDAQ Stock Market, the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the requirements of a "non-employee director" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Board, or the Committee if so delegated by the Board, shall designate a Committee Chair.

Mission Statement and Principal Functions

        The Committee's basic responsibility is to assure that the senior executives of the Company (Vice President and above) and its affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, the competitive market, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

  1.
  Adopt and review from time to time the Company's stated compensation strategy to ensure that management is rewarded appropriately and that the executive compensation strategy supports the Company's objectives and shareholder interests.

  2.
  Review annually and determine the individual elements of total compensation for the Chief Executive Officer. Review and approve those sections of the Company's annual report to shareholders, periodic SEC filings and proxy statement that pertain to executive compensation.

  3.
  Review and approve the individual elements of total compensation for the remaining senior executives of the Company annually.

  4.
  Assure that the Company's executive incentive compensation programs, including annual and long-term incentive plans, are administered in a manner consistent with the Company's compensation strategy as to participation, target annual incentive awards, corporate goals, and actual awards paid to senior management.

  5.
  Approve, subject to shareholder approval when needed, all new equity incentive plans for management and other employees.

  6.
  Approve individual equity compensation grants under the Company's equity incentive plan, except to the extent authority to approve grants is delegated to the Chief Executive Officer (as may be allowed by the Company's equity incentive plan for persons not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code).

  7.
  Communicate with the Audit Committee when determining management incentive compensation programs and prior to finalizing any payouts under such plans.

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  8.
  Recommend to the Board of Directors annual retainer and meeting fees for the Chairman and members of the Board of Directors and for committees of the Board, including the terms and awards of any equity compensation.

  9.
  Periodically review the Company's employee benefit programs and approve changes that are subject to shareholder or Board approval.

  10.
  Periodically review with the Chief Executive Officer and Chairman of the Board, matters relating to management succession.

  11.
  Hire experts in the field of executive compensation to assist the Committee with its reviews, as it deems appropriate.

  12.
  At the conclusion of each meeting, the Chair may conduct an executive session where non-management directors (i.e., not Company officers) meet without management participation.

  13.
  The Committee shall evaluate its performance on an annual basis and develop criteria for such evaluation.

  14.
  The Committee shall evaluate any post-service arrangements and benefits of the Chief Executive Officer and management and their reasonableness in light of practices at comparable companies, and any benefits received by the Company in connection with such arrangements.

  15.
  Communicate regularly with the Board of Directors on significant matters pertaining to AIPC executive compensation.

  16.
  As appropriate, appoint subcommittees of its members and delegate to any such subcommittee full authority to address any of the Committee's responsibilities.

  17.
  Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors.

Meetings

        The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors.

Effective as amended: December 3, 2008

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APPENDIX C

AMERICAN ITALIAN PASTA COMPANY

NOMINATING & GOVERNANCE COMMITTEE CHARTER

Purpose

        The Nominating & Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to assist the Board by recommending Committee structure and director nominees for Committee assignments ; (3) to recommend to the Board the Corporate Governance Principles applicable to the Company and to monitor ongoing compliance with them; and (4) to lead the Board in its annual review of the Board's performance.

Committee Membership and Structure

        The Nominating & Governance Committee shall consist only of directors who meet the independence requirements of the NASDAQ Stock Market Rules.

        The members of the Nominating & Governance Committee shall be appointed and replaced by the Board. The Nominating & Governance Committee chairperson shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Nominating & Governance Committee.

        The Committee may appoint subcommittees of two or more of its members and may delegate to any such committee full authority to address any of the Committee's responsibilities.

Meetings

        The Nominating & Governance Committee shall meet as frequently as circumstances dictate. At least one meeting will be in person and the others may be held by teleconference as the chairman deems advisable. A majority of the members of the Nominating & Governance Committee shall constitute a quorum for the transaction of business.

        The Nominating & Governance Committee will report to the Board of Directors of the Company regarding its recommendations, maintain written minutes of its meetings, provide copies of the minutes to the Board of Directors, and file its minutes with the Corporate Secretary.

Committee Authority and Responsibilities

  1.
  The Nominating & Governance Committee may retain and terminate any search firm to be used to identify director candidates and shall approve the search firm's fees and other retention terms. The Nominating & Governance Committee may also access Company resources in order to obtain advice and assistance from internal or external legal or other advisors, as necessary for the Committee to carry out its responsibilities under this Charter. Whenever the Committee determines that it requires outside services, it will provide a budget therefor to the Chief Financial Officer which will include the estimated costs of such services and anticipated timing of the payment of such costs.

  2.
  The Nominating & Governance Committee shall seek individuals qualified to become board members for recommendation to the Board whenever a vacancy arises, or at such other times as the Committee deems appropriate or as requested by the Board. The Nominating & Governance Committee believes that having directors with relevant experience in business and industry, government, education and other areas is beneficial to the Board as a whole. The Nominating & Governance Committee shall monitor the mix of skills and experience of its

C-1

    directors and committee members in order to ensure that the Board has the necessary tools to perform its functions effectively and shall recommend each year nominees for election to the Board.

  3.
  The Nominating & Governance Committee shall periodically review the Board's committee structure at such times as it deems appropriate or when requested by the Board. The Nominating & Governance Committee shall make recommendations to the Board regarding existing and new committees and committee assignments, taking into account best governance practices and the qualifications and expertise of each Board member.

  4.
  The Nominating & Governance Committee shall oversee the formulation of, and shall recommend for adoption to the Board, a comprehensive set of Corporate Governance Principles. The Nominating & Governance Committee shall, when appropriate, review the Corporate Governance Principles of the Company and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee shall have the responsibility to monitor compliance with the Corporate Governance Principles and to report thereon to the Board.

  5.
  The Nominating & Governance Committee shall review this Charter annually and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee shall annually review its own performance and report thereon to the Board.

  6.
  The Nominating & Governance Committee shall lead an annual evaluation process of the Board and its members.

  7.
  The Nominating & Governance Committee shall review and make appropriate recommendations to the Board regarding issues involving conflicts of interests between a director and the Company and determinations of the independence of any member of the Board.

  8.
  The Nominating & Governance Committee shall encourage and support (i) appropriate opportunities for new Board members to receive appropriate orientation to the Company and their role as a member of the Board and (ii) the continued education for all directors on matters related to Board membership and Committee assignments.

Effective as amended: June 30, 2009

C-2

APPENDIX D

AMERICAN ITALIAN PASTA COMPANY

ENTERPRISE RISK MANAGEMENT COMMITTEE CHARTER

Purpose

        The Enterprise Risk Management Committee (the "Committee") is appointed by the Board of Directors of American Italian Pasta Company (the "Company") to provide assistance to the Board in fulfilling its responsibility to shareholders, potential shareholders and all other stakeholders of the Company in matters of risk management for the Company.

Committee Membership and Structure

        The Committee shall consist only of directors who meet the independence requirements of the NASDAQ Stock Market Rules. The Committee shall consist of two or more directors.

        The members of the Committee shall be appointed and be replaced by the Board in its discretion. The Committee chairperson shall be designated by the Board, or if the Board chooses not to do so, by majority vote of the Committee.

Meetings

        The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The chairperson of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically pursuant to the Company's bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business.

        The Committee shall report to the Board of Directors regarding its recommendations, maintain written minutes of its meetings, provide copies of the minutes to the Board, and file its minutes with the Corporate Secretary.

Committee Authority and Responsibility

        On behalf of the Board of Directors, the Committee shall have the following responsibilities and authority:

          1.     The Committee shall periodically meet with management, including the chief executive officer, chief financial officer and general counsel, for purposes of assessing and evaluating the major strategic, operational, regulatory, information and external risks inherent in the business of the Company and the control processes for such risks. The Committee shall not assume responsibility for matters subject to the jurisdiction of another committee of the Board of Directors pursuant to that committee's charter.

          2.     The Committee may, as it deems necessary, review policies and procedures established and implemented by management of the Company in furtherance of understanding general enterprise and related business risks inherent in the Company's business, and for purposes of reviewing the compliance and control activities of the Company, including operational controls for ensuring legal and regulatory requirements in the conduct of the Company's business.

          3.     The Committee may provide strategic consultation and input to management of the Company to assist management in evaluating policies and practices that provide the framework to ensure operational efficiency and necessary controls for operational and other risks.

D-1

          4.     The Committee shall review this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance and report thereon to the Board.

          5.     The Committee may form and delegate authority to such sub-committees comprised of two or more directors when it deems appropriate.

          6.     The Committee may also access any Company resources in order to obtain advice and assistance from internal or external legal or other advisors, as necessary for the Committee to carry out its responsibilities under this Charter. Whenever the Committee determines that it requires outside services, it will provide a budget therefore to the chief financial officer which will include the estimated cost of such services and anticipated timing of the payment of such costs.

Effective as of August 17, 2009.

D-2

4100  NORTH MULBERRY DRIVE

SUITE 200

KANSAS CITY, MO 64116

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18926-P87669	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

AMERICAN ITALIAN PASTA COMPANY	For	Withhold	For All
	All	All	Except
The Board of Directors recommends that you vote
FOR all three nominees and FOR Item 2.

Vote on Directors	☐	☐	☐

1.     ELECTION OF DIRECTORS

Nominees for election to term expiring in 2013:

01)      David W. Allen

02)      Cathleen S. Curless

03)      Tim M. Pollak

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Proposal	For	Against	Abstain

2. Proposal to ratify the selection of Grant Thornton, LLP as our independent registered public accounting firm for the 2010 fiscal year.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted FOR Items 1 and 2. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Please sign your name exactly as it appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.  When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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M18927-P87669

AMERICAN ITALIAN PASTA COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

February 25, 2010

The undersigned hereby appoint(s) John Kelly and Robert Schuller, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock of American Italian Pasta Company that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time on February 25, 2010 at the offices of Husch Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri 64112, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

Attention 401(k) Plan Participants:  If you hold shares of common stock through the Company’s 401(k) Plan you should complete, sign and return this proxy card to instruct the trustee of the Plan how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on February 23, 2010 so that the trustee has adequate time to tabulate the voting instructions.

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Address Changes/Comments:

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE